As filed with the Securities and Exchange Commission on April 23, 2025

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

FIRST TRUST EXCHANGE-TRADED FUND VIII

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

First Trust Exchange-Traded Fund VIII

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
First Trust TCW Unconstrained Plus Bond ETF (UCON)

120 East Liberty Drive, Suite 400

Wheaton, Illinois 60187

April 23, 2025

Dear Shareholders:

I am writing to notify you of the upcoming joint special meetings (collectively referred to as the “Meeting”) of the shareholders of the funds listed above (each a “Fund” and collectively, the “Funds”), each of which is a separate series of First Trust Exchange-Traded Fund VIII (the “Trust”). The Meeting is scheduled to be held at the Wheaton, Illinois offices of First Trust Advisors L.P., located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on Monday, June 23, 2025, at 11:00 a.m. Central Time.

At the Meeting, you will be asked to consider and vote on the following two proposals for your Fund(s):

Proposal 1: To approve a new investment sub-advisory agreement with Smith Capital Investors, LLC (“Smith Capital”). At a meeting held on March 9-10, 2025 (the “Board Meeting”), at the recommendation of First Trust Advisors L.P. (the “Advisor”), each Fund’s investment advisor, the Board of Trustees of the Trust (the “Board”) unanimously approved, on behalf of each Fund, the termination of TCW Investment Management Company LLC (“TCW”), each Fund’s current sub-advisor, and the appointment of Smith Capital as sub-advisor to each Fund, pursuant to an interim sub-advisory agreement (each an “Interim Agreement”) which will take effect following the termination of the Fund’s sub-advisory agreement with TCW on May 9, 2025 (the “Termination”). For each Fund, the Board also unanimously approved the longer-term appointment of Smith Capital as sub-advisor to the Fund and, subject to shareholder approval, the implementation of a new sub-advisory agreement among the Trust, on behalf of the Fund, Smith Capital and the Advisor (the “New Sub-Advisory Agreement”). Following the Termination, Smith Capital will assume sub-advisory responsibilities for each Fund, subject to the oversight of the Board and the Advisor. Each Fund’s Interim Agreement will remain in effect for a period of 150 days following the Termination or until shareholders approve the New Sub-Advisory Agreement, whichever is sooner. Shareholders of each Fund are being asked to approve the New Sub-Advisory Agreement so that Smith Capital may continue to serve as the Fund’s new sub-advisor beyond an interim period.

In connection with Smith Capital’s assumption of sub-advisory responsibilities under the applicable Interim Agreement, First Trust TCW Opportunistic Fixed Income ETF will change its name to First Trust Smith Opportunistic Fixed Income ETF, and First Trust TCW Unconstrained Plus Bond ETF will change its name to First Trust Smith Unconstrained Bond ETF. Further, although no changes to either Fund’s investment objective or fundamental investment policies (i.e., policies that cannot be changed without shareholder approval) are currently proposed, as described in more detail in the Joint Proxy Statement, following the Termination, certain of each Fund’s non-fundamental investment policies are expected to be revised to reflect the way in which Smith Capital will seek to achieve the Fund’s investment objective and to reflect Smith Capital’s general fixed-income investment philosophy. These changes are not subject to shareholder approval and you are not being asked to approve them.

It is important to note that, for each Fund, the New Sub-Advisory Agreement, if implemented, will not result in any changes to the investment management fee that the Fund pays to the Advisor and that the Advisor will pay Smith Capital’s sub-advisory fee.

Proposal 2: To approve a “manager of managers” structure. At the Meeting, shareholders of each Fund will be asked to consider and vote to approve a “manager of managers” structure for their Fund. Under a “manager of managers” structure, which the Board approved at the Board Meeting, the Advisor and the Trust would be permitted, subject to approval by the Board, to enter into and materially amend investment sub-advisory agreements with affiliated and unaffiliated sub-advisors for a Fund without obtaining shareholder approval, thereby avoiding the potential expense and delay of holding a shareholder meeting to approve a new or materially amended sub-advisory agreement. Shareholders should understand, however, that if they approve the “manager of managers” structure, they will generally be giving up their right to vote to approve any new and/or materially amended sub-advisory agreements for their Fund(s) in the future. In addition, if the “manager of managers” structure is implemented, as described in more detail in the Joint Proxy Statement, a Fund would be permitted to disclose certain advisory and sub-advisory fee information, as applicable, on an aggregate basis (rather than on an individual basis in accordance with otherwise applicable disclosure requirements).

Proposal 1 and Proposal 2 are not contingent on each other, meaning that if shareholders of a Fund approve one Proposal, but not the other, only the approved Proposal will be implemented for that Fund. In addition to considering and voting on the Proposals, you will also be asked to transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Board recommends that shareholders of the Funds vote to approve each Proposal.

Your vote is important. Please take a moment now to vote, either by completing and returning your proxy card in the enclosed postage-paid envelope, by telephone or through the Internet. Your prompt response will be much appreciated.

Sincerely,

James A. Bowen
Chairman of the Board

If you need any assistance or have any questions regarding the Proposals or how to vote your shares, please call the Funds’ Proxy Solicitor, EQ Fund Solutions, LLC, at (877) 297-1738 weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

First Trust Exchange-Traded Fund VIII

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
First Trust TCW Unconstrained Plus Bond ETF (UCON)

120 East Liberty Drive, Suite 400

Wheaton, Illinois 60187

Notice of Joint Special Meetings of Shareholders

To be held on June 23, 2025

April 23, 2025

To the Shareholders of First Trust TCW Opportunistic Fixed Income ETF and First Trust TCW Unconstrained Plus Bond ETF:

Notice is hereby given that the Joint Special Meetings of Shareholders (collectively, the “Meeting”) of First Trust TCW Opportunistic Fixed Income ETF and First Trust TCW Unconstrained Plus Bond ETF (each a “Fund” and collectively, the “Funds”), each of which is a separate series of First Trust Exchange-Traded Fund VIII (the “Trust”), a Massachusetts business trust, are scheduled to be held at the Wheaton, Illinois offices of First Trust Advisors L.P., located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on Monday, June 23, 2025, at 11:00 a.m. Central Time. At the Meeting, shareholders of each Fund will be asked to consider and vote on Proposal 1 and Proposal 2 set forth below with respect to their Fund and to transact such other business as may properly come before the Meeting (including any postponements or adjournments):

Proposal 1. For each Fund, to approve a new investment sub-advisory agreement among the Trust, on behalf of the Fund, First Trust Advisors L.P., as investment advisor, and Smith Capital Investors, LLC, as investment sub-advisor.

Proposal 2. For each Fund, to approve a “manager of managers” structure, whereby (i) the Fund’s investment advisor and the Trust, subject to certain conditions, will be able to enter into and materially amend investment sub-advisory agreements for the Fund with approval by the Board of Trustees of the Trust but without obtaining shareholder approval; and (ii) the Fund will be permitted to disclose certain advisory and sub-advisory fee information, as applicable, on an aggregate basis.

The close of business on April 9, 2025 has been fixed as the record date for the determination of shareholders of each Fund entitled to notice of and to vote at the Meeting (including any postponements or adjournments).

By Order of the Board of Trustees,

W. Scott Jardine

Secretary

It is important that your shares be represented at the meeting. In order to avoid delay and to ensure that your shares are represented, please vote as promptly as possible. You may vote easily and quickly by mail, by telephone or over the Internet. If you need any assistance or have any questions regarding the Proposals or how to vote your shares, please call the Funds’ Proxy Solicitor, EQ Fund Solutions, LLC, at (877) 297-1738 weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

First Trust Exchange-Traded Fund VIII

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
First Trust TCW Unconstrained Plus Bond ETF (UCON)

Important Information

While we encourage you to read the complete Joint Proxy Statement enclosed, we have provided a brief overview in the “Questions and Answers” (“Q&A”) below. The Q&A contains limited information, should be read in conjunction with the more detailed information contained in the Joint Proxy Statement, and is qualified in its entirety by reference to the Joint Proxy Statement.

Questions and Answers

Q.	Why am I receiving these proxy materials?
A.	You are receiving these proxy materials because, as of the close of business on April 9, 2025 (the “Record Date”), you were a shareholder of First Trust TCW Opportunistic Fixed Income ETF and/or First Trust TCW Unconstrained Plus Bond ETF (each a “Fund” and collectively, the “Funds”), each a series of First Trust Exchange-Traded Fund VIII (the “Trust”) and, therefore, you are entitled to vote on two important matters concerning your Fund(s). More specifically, shareholders of each Fund are being asked to approve (1) a new investment sub-advisory agreement (the “New Sub-Advisory Agreement”) among the Trust, on behalf of the Fund, First Trust Advisors L.P. (the “Advisor”), the Fund’s investment advisor, and Smith Capital Investors, LLC (“Smith Capital”), as investment sub-advisor to the Fund, and (2) a “manager of managers” structure (the “Manager of Managers Structure”). These matters will be considered at the Joint Special Meetings of Shareholders (collectively, the “Meeting”) of the Funds that are scheduled to be held at the Wheaton, Illinois offices of the Advisor, located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on Monday, June 23, 2025, at 11:00 a.m. Central Time.

Questions on Proposal 1:

Q.	Why are shareholders being asked to approve the New Sub-Advisory Agreement for their Fund(s)?

A.	At a meeting held on March 9-10, 2025, at the recommendation of the Advisor, the Board of Trustees of the Trust (the “Board”) unanimously approved, on behalf of each Fund, the termination of TCW Investment Management Company LLC (“TCW”), each Fund’s current sub-advisor, and the appointment of Smith Capital as sub-advisor to each Fund, pursuant to an interim sub-advisory agreement (each an “Interim Agreement”) which will take effect following the termination of the Fund’s sub-advisory agreement with TCW on May 9, 2025 (the “Termination”). For each Fund, the Board also unanimously approved the longer-term appointment of Smith Capital as sub-advisor to the Fund and, subject to shareholder approval, the implementation of the New Sub-Advisory Agreement. Following the Termination, Smith Capital will assume sub-advisory responsibilities for each Fund, subject to the oversight of the Board and the Advisor. Each Fund’s Interim Agreement will remain in effect for a period of 150 days following the Termination or until shareholders approve the New Sub-Advisory Agreement, whichever is sooner. Shareholders of each Fund are being asked to approve Proposal 1 so that Smith Capital may continue to serve as the Fund’s new sub-advisor beyond an interim period.

Q.	How will the change in sub-advisor from TCW to Smith Capital following the Termination impact the management of the Funds?
A.	The investment objective of each Fund, which is to seek to maximize long-term total return, will remain the same. In addition, each Fund’s fundamental investment policies (i.e., policies that cannot be changed without shareholder approval) will not change. Further, each Fund will continue to invest primarily in fixed-income securities. However, certain of each Fund’s non-fundamental investment policies are expected to be revised to reflect the way in which Smith Capital will seek to achieve the Fund’s investment objective and to reflect Smith Capital’s general fixed-income investment philosophy. For example, it is anticipated that certain limits that currently apply to investments in various types of securities will be modified for each Fund. These changes are not subject to shareholder approval and you are not being asked to approve them. In connection with the anticipated changes to their investment policies, the Funds will need to acquire and dispose of securities (referred to as “repositioning”) and will incur various related costs. Further, during the transition to Smith Capital as the Funds’ investment sub-advisor following the Termination, including during such time that the Advisor utilizes the services of a transition manager to assist in trade execution in connection with each Fund’s repositioning (as discussed in the enclosed Joint Proxy Statement), each Fund may temporarily depart from its stated investment policies and limits until its portfolio is repositioned. During such transition period, a Fund may not be able to achieve its investment objective. Please see “Proposal 1: Approval of New Investment Sub-Advisory Agreement – Background” in the enclosed Joint Proxy Statement for additional information.

Q.	Will the Funds’ portfolio managers change after the Termination?

A.	Yes. Gibson Smith, Founder, Chief Executive Officer, Chief Investment Officer and Portfolio Manager of Smith Capital, and Eric Bernum, CFA®, Portfolio Manager of Smith Capital, will serve as each Fund’s portfolio managers. Please see “Proposal 1: Approval of New Investment Sub-Advisory Agreement – Portfolio Management” in the enclosed Joint Proxy Statement for additional information.

Q.	Will each Fund’s name and/or ticker symbol change after the Termination?

A.	Each Fund’s ticker symbol will remain the same, but its name will be changed as set forth below:

Current Name	New Name
First Trust TCW Opportunistic Fixed Income ETF	First Trust Smith Opportunistic Fixed Income ETF
First Trust TCW Unconstrained Plus Bond ETF	First Trust Smith Unconstrained Bond ETF

Q.	If shareholders of a Fund approve the New Sub-Advisory Agreement, will the Fund’s investment management fee change?
A.	No. The investment management fee paid by a Fund to the Advisor will not change if the Fund’s shareholders approve the New Sub-Advisory Agreement. Each Fund’s investment management fee is a “unitary” investment management fee and, subject to various exclusions, the Advisor is responsible for many of the Fund’s expenses. Further, as is the case under each Fund’s current sub-advisory agreement with TCW, under the New Sub-Advisory Agreement, the Advisor will be responsible for paying the sub-advisory fee. In addition, for each Fund, under the New Sub-Advisory Agreement, in general terms, Smith Capital will share both 50% of the Advisor’s unitary investment management fee and responsibility for 50% of the Fund’s expenses paid by the Advisor. Although each Fund’s current sub-advisory agreement with TCW provides for a generally similar arrangement, the specific provisions of the current sub-advisory agreements and the New Sub-Advisory Agreement differ in certain respects. Please see “Proposal 1: Approval of New Investment Sub-Advisory Agreement – Comparison of Certain Terms of the New Sub-Advisory Agreement and Current Sub-Advisory Agreements” in the enclosed Joint Proxy Statement for additional information.
Q.	What happens if shareholders of a Fund do not approve the New Sub-Advisory Agreement for their Fund?
A.	If shareholders of a Fund do not approve the New Sub-Advisory Agreement, the Board will take such action as it deems to be in the best interests of that Fund. The approval of the New Sub-Advisory Agreement by shareholders of one Fund is not contingent on approval of the New Sub-Advisory Agreement by shareholders of the other Fund.

Questions on Proposal 2:

Q.	What is the Manager of Managers Structure and why is it being proposed?
A.	In general terms, the Manager of Managers Structure would permit the Advisor and the Trust, subject to approval by the Board, to enter into and materially amend sub-advisory agreements with affiliated and unaffiliated sub-advisors for a Fund without obtaining shareholder approval. The Manager of Managers Structure is intended to enable a Fund to operate with greater efficiency with respect to sub-advisory arrangements by avoiding the potential expense and delays associated with obtaining shareholder approval of new and materially amended sub-advisory agreements. The Board believes that it is in the best interests of each Fund and its shareholders to allow the Advisor the flexibility to appoint and replace sub-advisors (including both affiliated sub-advisors and unaffiliated sub-advisors) and to amend sub-advisory agreements, subject to Board approval, without the potential expense and delay of seeking shareholder approval. Shareholders should understand, however, that if they approve the Manager of Managers Structure, they will generally be giving up their right to vote to approve any new and/or materially amended sub-advisory agreements for their Fund(s) in the future. In addition, if the Manager of Managers Structure is implemented, as described in more detail in the Joint Proxy Statement, a Fund would be permitted to disclose certain advisory and sub-advisory fee information, as applicable, on an aggregate basis (rather than on an individual basis in accordance with otherwise applicable disclosure requirements). The approval of the Manager of Managers Structure by shareholders of one Fund is not contingent on approval of the Manager of Managers Structure by shareholders of the other Fund.

Q.	What are some of the ways in which shareholders’ interests would be protected if their Fund implements the proposed Manager of Managers Structure?

A.	Although shareholder approval of new sub-advisory agreements and material amendments to existing sub-advisory agreements would not be required under the proposed Manager of Managers Structure, the Board, including a majority of the Trustees who are not “interested persons” of the Trust, as defined by the Investment Company Act of 1940, as amended (the “Independent Trustees”), would continue to oversee the sub-advisor selection process to help ensure that shareholders’ interests are protected whenever the Advisor would seek to select a sub-advisor or modify a sub-advisory agreement. Further, the Board, including a majority of the Independent Trustees, would continue to review and consider the continuance of each existing sub-advisory agreement at least annually after the expiration of the initial term. In addition, within 90 days after the hiring of any new sub-advisor, a Fund would be required to provide or make available to shareholders an information statement containing information about the sub-advisor and the applicable sub-advisory agreement, similar to that which would have been provided in a proxy statement in the absence of the Manager of Managers Structure (but shareholders would not be asked to vote on the matter). Please see “Proposal 2: Approval of a ‘Manager of Managers’ Structure” in the enclosed Joint Proxy Statement for additional information.

Q.	Could a Fund’s investment management fee increase as a result of the Manager of Managers Structure?

A.	No. Operation of a Fund under the proposed Manager of Managers Structure would not permit investment management fees paid by the Fund to the Advisor to be increased without shareholder approval.

General Questions:

Q.	How does the Board recommend that shareholders vote on the Proposals?
A.	After careful consideration, the Board unanimously recommends that shareholders of each Fund vote “FOR” each Proposal.
Q.	Does my participation make a difference?
A.	Yes, no matter how many shares of a Fund you own, your participation is important to help ensure that the Proposals can be approved for your Fund(s). We encourage all shareholders to participate by returning their proxies as soon as possible. If enough shareholders of a Fund do not vote their proxies, the Fund may not be able to hold its Meeting or the vote on the Proposals, and additional solicitation efforts may be needed in order to obtain sufficient shareholder participation.

Q.	How do I cast my vote?
A.	You may vote in any one of four ways:
•	by mail, by sending the enclosed proxy card, signed and dated, in the enclosed postage-paid envelope;
•	by phone, by following the instructions set forth on your proxy card;
•	via the Internet, by following the instructions set forth on your proxy card; or
•	in person, by attending the Meeting. Please note that shareholders who intend to attend the Meeting will need to provide valid identification and, if they hold Fund shares through a bank, broker or other nominee, satisfactory proof of ownership of shares, such as a voting instruction form (or a copy thereof) or a letter from their bank, broker or other nominee or broker’s statement indicating ownership as of the Record Date, to be admitted to the Meeting. You may call toll-free (800) 621-1675 for information on how to obtain directions to be able to attend the Meeting and vote in person.
Q.	Who will pay the costs associated with obtaining shareholder approval of the Proposals?
A.	The expense of preparing, printing and mailing the enclosed proxy card, accompanying notice and Joint Proxy Statement, and all other costs in connection with the solicitation of proxies to be voted at the Meeting, will be borne by the Advisor and Smith Capital.

If you need any assistance or have any questions regarding the Proposals, please call the Funds’ Proxy Solicitor, EQ Fund Solutions, LLC, at (877) 297-1738 weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

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First Trust Exchange-Traded Fund VIII

First Trust TCW Opportunistic Fixed Income ETF (FIXD)
First Trust TCW Unconstrained Plus Bond ETF (UCON)

120 East Liberty Drive, Suite 400

Wheaton, Illinois 60187

Joint Special Meetings of Shareholders

To be held on June 23, 2025

Joint Proxy Statement

April 23, 2025

This Joint Proxy Statement and the enclosed proxy card will first be mailed to shareholders on or about May 2, 2025.

This Joint Proxy Statement is being furnished by the Board of Trustees (the “Board of Trustees” or the “Board”) of First Trust Exchange-Traded Fund VIII (the “Trust”), in connection with the solicitation by the Board of proxies to be voted at the Joint Special Meetings of Shareholders of First Trust TCW Opportunistic Fixed Income ETF (“FIXD”) and First Trust TCW Unconstrained Plus Bond ETF (“UCON”; FIXD and UCON are each a “Fund” and collectively, the “Funds”) scheduled to be held at the Wheaton, Illinois offices of First Trust Advisors L.P., located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on Monday, June 23, 2025, at 11:00 a.m.  Central Time, and at any and all postponements or adjournments thereof (referred to collectively as the “Meeting”). A Notice of Joint Special Meetings of Shareholders and a proxy card accompany this Joint Proxy Statement. Shareholders who own shares of both Funds will receive a separate proxy card for each Fund. In light of the proposals being considered, which apply to each Fund, the Board has determined that the use of this Joint Proxy Statement is in the best interests of the Funds.

As discussed more fully in this Joint Proxy Statement, shareholders of each Fund are being asked to consider and vote on the proposals set forth and to transact such other business as may properly come before the Meeting:

•	Proposal 1: For each Fund, to approve a new investment sub-advisory agreement among the Trust, on behalf of the Fund, First Trust Advisors L.P., as investment advisor, and Smith Capital Investors, LLC (“Smith Capital”), as investment sub-advisor.
•	Proposal 2: For each Fund, to approve a “manager of managers” structure, whereby (i) the Fund’s investment advisor and the Trust, subject to certain conditions, will be able to enter into and materially amend investment sub-advisory agreements for the Fund with approval by the Board of Trustees but without obtaining shareholder approval; and (ii) the Fund will be permitted to disclose certain advisory and sub-advisory fee information, as applicable, on an aggregate basis.

Proposal 1 and Proposal 2 are referred to collectively as the “Proposals” and each as a “Proposal.” The Special Meeting of Shareholders of each Fund is a separate meeting, but these Special Meetings of Shareholders are being held jointly, and each Special Meeting of Shareholders has a separate quorum requirement with respect to the applicable Fund. (See “Additional Information – Quorum Requirements, Adjournments and Postponements.”) Shareholders of each Fund will vote separately on the Proposals. The approval of a Proposal by shareholders of one Fund is not contingent on approval by shareholders of the other Fund. Therefore, if the shareholders of a Fund approve a Proposal, it will be implemented for that Fund even if the Proposal is not approved by shareholders of the other Fund. In addition, for each Fund, Proposal 1 and Proposal 2 are not contingent on each other, meaning that if shareholders approve one Proposal but not the other, only the approved Proposal will be implemented.

The Board recommends that shareholders vote “FOR” each Proposal.

How to Vote

Shareholders of record as of the close of business on April 9, 2025 (the “Record Date”) are entitled to notice of and to vote at the Meeting (including any postponements or adjournments). Shareholders may vote on the Proposals by telephone or over the Internet by following the instructions on the enclosed proxy card. Shareholders may also vote by mail by returning the enclosed proxy card or in person by attending the Meeting. Please note that shareholders who intend to attend the Meeting will need to provide valid identification and, if they hold shares through a bank, broker or other nominee, satisfactory proof of ownership of shares, such as a voting instruction form (or a copy thereof) or a letter from their bank, broker or other nominee or broker’s statement indicating ownership as of the Record Date, to be admitted to the Meeting. For more information, see “Additional Information – The Meeting and Voting Rights.”

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meetings Scheduled to Be Held on June 23, 2025. This Joint Proxy Statement is available on the Internet at https://www.ftportfolios.com/LoadContent/gw4dcc3w8yho. Each Fund’s most recent annual and semi-annual reports are also available on the Internet at https://www.ftportfolios.com. To find a report, select your Fund (which can be found under the “ETFs” tab), select the “News & Literature” link, and go to the “Quarterly/Semi-Annual or Annual Reports” heading. In addition, the Funds will furnish, without charge, copies of their most recent annual and semi-annual reports to any shareholder upon request. To request a copy, please write to First Trust Advisors L.P. (“First Trust Advisors” or the “Advisor”), at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, or call toll-free (800) 621-1675.

You may call toll-free (800) 621-1675 for information on how to obtain directions to be able to attend the Meeting and vote in person.

Proposal 1: Approval of New Investment Sub-Advisory Agreement

Background

Shareholders of each Fund are being asked to approve a new sub-advisory agreement for their Fund among the Trust, on behalf of the Fund, the Advisor and Smith Capital (“New Sub-Advisory Agreement”). As a registered investment company, each Fund is subject to the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”). The 1940 Act generally requires that, with respect to each Fund, both the Trust’s Board and the Fund’s shareholders approve the Fund’s investment advisory agreements, including investment sub-advisory agreements. As further described below, with respect to each Fund, at the recommendation of the Advisor, the Board, including the Trustees who are not “interested persons” of the Trust, as defined by the 1940 Act (the “Independent Trustees”), approved the New Sub-Advisory Agreement, subject to shareholder approval.

TCW Investment Management Company LLC (“TCW”) currently serves as each Fund’s investment sub-advisor pursuant to an investment sub-advisory agreement among the Trust, on behalf of the applicable Fund, the Advisor and TCW (each a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). Each Current Sub-Advisory Agreement provides that it may be terminated by the applicable Fund by action of the Board of Trustees upon 60 days’ written notice to the sub-advisor. At a meeting held on March 9-10, 2025, the Board approved the termination of each Fund’s Current Sub-Advisory Agreement on May 9, 2025 (the “Termination”). The Board also unanimously approved, for each Fund, (1) an interim sub-advisory agreement (“Interim Sub-Advisory Agreement”), as permitted by Rule 15a-4 under the 1940 Act, pursuant to which Smith Capital will begin serving as sub-advisor to each Fund following the Termination and (2) the New Sub-Advisory Agreement, subject to shareholder approval. Upon Smith Capital’s assumption of sub-advisory responsibilities for the Funds following the Termination, FIXD will change its name to First Trust Smith Opportunistic Fixed Income ETF, and UCON will change its name to First Trust Smith Unconstrained Bond ETF. Although each Fund’s investment objective, which is to seek to maximize long-term total return, and fundamental investment policies (i.e., policies that cannot be changed without shareholder approval) will remain the same, and each Fund will continue to invest primarily in fixed-income securities, as described below, certain of each Fund’s non-fundamental investment policies are expected to be revised to reflect the way in which Smith Capital will seek to achieve each Fund’s investment objective and to reflect Smith Capital’s general fixed-income investment philosophy. However, these changes are not subject to shareholder approval and shareholders are not being asked to approve them.

FIXD

Following the Termination, upon Smith Capital’s assumption of sub-advisory responsibilities for FIXD under the applicable Interim Sub-Advisory Agreement, the following changes are expected to be made to the Fund’s non-fundamental investment policies:

•	the Fund’s average portfolio duration range of 1.5 years (plus or minus) of the portfolio duration of the securities comprising the Bloomberg U.S. Aggregate Index will change to 45% (plus or minus) of the portfolio duration of the securities comprising the Bloomberg U.S. Aggregate Index (the “Duration Change”);

•	the Fund’s 50% investment limit on non-agency, non-government-sponsored entity securities and privately-issued mortgage-related and other asset-backed securities will be lowered to 30%;
•	the Fund’s 25% investment limit on (i) non-agency residential mortgage-backed securities, (ii) non-agency commercial mortgage-backed securities and collateralized loan obligations (“CLOs”), and (iii) non-agency asset-backed securities will each be removed; however, such securities will be subject to the Fund’s 35% investment limit on “high yield” or “junk” bonds;
•	the Fund’s 15% investment limit on bank loans will be raised to 25%;
•	the Fund will implement a 15% investment limit on preferred and convertible securities; and
•	the Fund may invest in exchange-traded funds (“ETFs”) that invest primarily in fixed-income securities.

With respect to the Duration Change described above, as of April 1, 2025, the portfolio duration of the securities comprising the Bloomberg U.S. Aggregate Index was approximately six years. Duration is a measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity.

UCON

Following the Termination, upon Smith Capital’s assumption of sub-advisory responsibilities for UCON under the applicable Interim Sub-Advisory Agreement, the following changes are expected to be made to the Fund’s non-fundamental investment policies:

•	the Fund’s 25% investment limit on (i) non-agency residential mortgage-backed securities, (ii) non-agency commercial mortgage-backed securities and CLOs, and (iii) non-agency asset-backed securities will each be removed; however, such securities will be subject to the Fund’s 70% investment limit on “high yield” or “junk” bonds;
•	the Fund’s 60% investment limit on securities issued by issuers with significant ties to emerging market countries will be lowered to 25%;

•	the Fund’s 50% investment limit on securities denominated in non-U.S. currencies will be lowered to 10%;
•	the Fund will implement a 25% investment limit on preferred and convertible securities;
•	the Fund’s 15% investment limit on bank loans will be removed; however, such securities will be subject to the Fund’s 70% investment limit on “high yield” or “junk” bonds; and
•	the Fund may invest in ETFs that invest primarily in fixed-income securities.

In connection with the anticipated changes to their investment policies described above, the Funds will need to acquire and dispose of securities (referred to as “repositioning”) once Smith Capital assumes sub-advisory responsibilities for the Funds. Accordingly, during the transition to Smith Capital as the Funds’ investment sub-advisor following the Termination, including during such time that the Advisor utilizes the services of a transition manager to assist in trade execution in connection with each Fund’s repositioning (as discussed below), each Fund may temporarily depart from its stated investment policies and limits until its portfolio is repositioned in accordance with Smith Capital’s investment philosophy and the related changes to each Fund’s investment strategies. During such transition period, a Fund may not be able to achieve its investment objective. In addition, each Fund may experience significant portfolio turnover as its portfolio is repositioned. There are risks associated with such turnover, including valuation risk, which is the risk that the sale price a Fund could receive for a security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. Debt securities are commonly valued by third-party pricing services that utilize a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such securities, cash flows and transactions for comparable instruments. Additionally, pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. There is no assurance that a Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Further, in connection with its repositioning, each Fund will be subject to costs attributable to the “bid-ask spread,” which, in general terms, is the difference between the “bid price” (generally the highest price that an investor is willing to pay to buy a security from another investor) and the “ask price” (generally the lowest price that an investor will accept to sell a security to another investor). Costs associated with the bid-ask spread could be substantial and will be borne by the applicable Fund and its shareholders.

The Advisor intends to utilize the services of a transition manager to assist in trade execution in connection with each Fund’s repositioning, and, as a result, each Fund will incur commissions attributable to purchases and sales of securities. The cost of these commissions will be shared equally by the Advisor and the applicable Fund. Moreover, each Fund may recognize gains and/or losses as a result of disposing of securities that it holds prior to the repositioning, and any gains recognized may be taxable to the extent not offset by capital loss carryforwards. Taxes are excluded from the expenses for which the Advisor is responsible under each Fund’s unitary fee and, therefore, will be borne by the applicable Fund and its shareholders.

As noted, the anticipated changes to the Funds’ investment policies described above are not subject to shareholder approval and shareholders are not being asked to approve them. Accordingly, each Fund’s repositioning is not contingent upon shareholder approval of the New Sub-Advisory Agreement and is expected to be implemented once Smith Capital assumes sub-advisory responsibilities for the Fund under the applicable Interim Sub-Advisory Agreement.

The Current Sub-Advisory Agreements

TCW Investment Management Company LLC (previously defined as “TCW”), with principal offices located at 515 South Flower Street, Los Angeles, California 90071, has served as the investment sub-advisor to each Fund since the Fund’s inception. As investment sub-advisor, TCW is responsible for, among other things, the selection and ongoing monitoring of the securities in each Fund’s investment portfolio pursuant to the applicable Current Sub-Advisory Agreement. Set forth below is information pertaining to the Current Sub-Advisory Agreements.

Fund	Date of Current Sub-Advisory Agreement	Date/Purpose of Last Submission to Shareholders	Date/Purpose of Action(s) by Board Since Beginning of Last Fiscal Year
FIXD	February 8, 2017, as amended on July 26, 2017 and November 1, 2022	The Current Sub-Advisory Agreement was approved by the initial shareholder of the Fund on February 14, 2017 in connection with the launch of the Fund.	June 2-3, 2024; Continuation of Current Sub-Advisory Agreement. March 9-10, 2025; Termination of Current Sub-Advisory Agreement.
UCON	May 4, 2018, as amended on November 1, 2022	The Current Sub-Advisory Agreement was approved by the initial shareholder of the Fund on May 28, 2018 in connection with the launch of the Fund.	June 2-3, 2024; Continuation of Current Sub-Advisory Agreement. March 9-10, 2025; Termination of Current Sub-Advisory Agreement.

Information About Smith Capital

Smith Capital, a Colorado limited liability company, is located at 1430 Blake Street, Denver, Colorado 80202. Smith Capital was founded in 2018 and is controlled by Gibson Smith in light of his ownership interest. Smith Capital is an investment advisor registered with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended, and, as described further below, provides a disciplined, fundamentally driven approach to fixed-income investment management and advisory services. As of January 31, 2025, Smith Capital had approximately $5.298 billion under management or committed to management.

Smith Capital’s investment philosophy is based on seeking to deliver results through disciplined, fundamentally driven investment strategies, with a focus on risk-adjusted returns and the preservation of capital. Smith Capital believes that this is best achieved by employing a dynamic fundamental framework for understanding when risk is priced appropriately. In seeking to emphasize risk-adjusted returns, Smith Capital views investment opportunities through the lens of the risk associated with achieving an expected result and utilizing a bottom-up fundamental process to identify securities that offer risk/reward profiles that fit the desired investment criteria. In seeking to optimize returns, Smith Capital believes that preservation of capital must be a priority, and therefore, seeks to manage investments with a goal of minimizing unnecessary risk. In implementing this investment philosophy, Smith Capital believes that a fixed-income portfolio should be actively managed to evolve with changing market conditions, that individual investment decisions should be based on in-depth fundamental analysis and a disciplined risk framework, that unnecessary risk should be minimized, and that investment portfolios should be transparent, explainable, and built on high-conviction investment ideas rooted in extensive proprietary research.

Smith Capital believes that markets move in cycles, which requires adaptability, discipline, and deep fundamental research. As part of this philosophy, Smith Capital seeks to proactively adjust risk exposure over market cycles by moving between defensive, neutral, and opportunistic positioning informed by macroeconomic views on the business and economic cycle, and valuations that exist in the market. Smith Capital’s investment process starts with bottom-up analysis on individual credit exposures and applies a top-down macroeconomic assessment. Factors such as inflation, interest rate trends, global growth, fiscal and monetary policy, and credit market liquidity are all considered when assessing macroeconomic positioning. The process integrates a credit research approach across the entire investment universe and leverages a proprietary analysis to identify securities with strong risk-adjusted return potential.

In navigating market cycles, Smith Capital views portfolio positioning in three distinct categories: opportunistic, neutral, and defensive positioning. During an opportunistic environment, Smith Capital will seek to focus on capturing growth in favorable market conditions. This position is taken when credit spreads are attractive, economic growth is strong, and market sentiment is constructive. During an opportunistic market environment, Smith Capital will generally increase exposure to high-yield bonds and securitized credit where risk-adjusted returns look favorable. Smith Capital will also utilize selective exposure of longer-duration bonds if rates are expected to decline and make tactical credit allocations to companies undergoing capital structure improvements and free cash flow growth. Smith Capital fundamentally believes that in opportunistic phases, risk is rewarded, and spreads compensate for potential volatility.

During a neutral environment, Smith Capital will focus on balancing income and risk in a transition market. This position is taken when economic indicators become mixed, credit spreads are fair, economic growth may be slowing, and rate uncertainty is rising. During a neutral environment, Smith Capital will generally balance allocations between investment-grade credit and securitized debt, with selective exposure to higher-yielding assets. Smith Capital will deploy tactical shifts between duration neutral and modest duration extension depending on rate outlooks, while maintaining a barbell approach by combining shorter-duration, higher-yielding assets with longer-duration, high-quality securities. This market phase requires flexibility, as risks may emerge but are not fully realized, and shifts the focus to durable income generation and risk mitigation.

During a defensive environment, Smith Capital focuses on prioritizing capital preservation through the stress in the market. This position is taken when economic conditions deteriorate, credit spreads widen, market volatility rises, and liquidity concerns emerge. During a defensive market environment, Smith Capital will focus on quality, increasing exposure to U.S. Treasuries, investment-grade corporate bonds, and agency mortgage-backed securities. Smith Capital will also generally focus on shortening duration to mitigate interest rate risk and reduce exposure to higher-yielding, cyclical credit. During a defensive environment, Smith Capital tends to maintain higher allocations to cash and defensive fixed income instruments for liquidity and risk mitigation. Smith Capital fundamentally believes in protecting capital through uncertain or volatile markets,  while prioritizing liquidity, quality, and risk reduction through the market cycle.

The names and principal occupations of the principal executive officers of Smith Capital (each with a business address of 1430 Blake Street, Denver, Colorado 80202) are listed below:

Name	Title and Principal Occupation
Gibson Smith	Founder, Chief Executive Officer, Chief Investment Officer and Portfolio Manager
Roberta Tucker	Chief Compliance Officer

The Advisor and/or one of its affiliates (collectively, “First Trust”) and Smith Capital are currently in discussions regarding a potential investment by First Trust in Smith Capital (the “Potential Investment”). However, there is no assurance that the Potential Investment will be completed, and the Advisor recommended that the Board approve the New Sub-Advisory Agreement regardless of the outcome of the Potential Investment. (See “Additional Information – The Advisor” below.)

Similar Funds Sub-Advised by Smith Capital

The following is based on information that was provided by Smith Capital regarding registered funds for which Smith Capital acts as investment sub-advisor with an investment objective similar to that of one or both of the Funds (“Similar Funds”).

Name of Similar Fund	Approximate Assets	Contractual Rate of Compensation Paid to Smith Capital (Based on Average Daily Net Assets)
ALPS | Smith Total Return Bond Fund (the “Total Return Bond Fund”)	$3.29 billion*	0.42%***
ALPS | Smith Short Duration Bond Fund (the “Short Duration Bond Fund”)	$628.3 million*	0.29%***
ALPS | Smith Credit Opportunities Fund (the “Credit Opportunities Fund”)	$169.9 million*	0.50%***
ALPS | Smith Core Plus Bond ETF (SMTH)	$1.69 billion**	0.30%

____________________

*As of February 28, 2025.

**As of April 11, 2025.

***Pursuant to a written agreement (the “Expense Agreement”), Smith Capital and the investment advisor to such Similar Funds (the “Similar Funds Advisor”) have agreed contractually to limit the amount of the total annual expenses of the Total Return Bond Fund, the Short Duration Bond Fund and the Credit Opportunities Fund, exclusive of distribution and service (12b-1) fees, shareholder service fees, acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to a specified percentage of such Similar Fund’s average daily net assets. The Expense Agreement is currently in effect through February 28, 2026. Subject to certain conditions, Smith Capital and the Similar Funds Advisor will be permitted to recapture, on a class-by-class basis, expenses they have borne through the Expense Agreement.

Portfolio Management

Following the Termination, upon Smith Capital’s assumption of sub-advisory responsibilities for the Funds under the applicable Interim Sub-Advisory Agreement, Gibson Smith, Founder, Chief Executive Officer, Chief Investment Officer and Portfolio Manager of Smith Capital, and Eric Bernum, CFA®, Portfolio Manager of Smith Capital, will serve as the portfolio managers to each Fund and will be primarily and jointly responsible for the day-to-day management of each Fund.

Gibson Smith

Gibson Smith has more than 30 years of investment experience. He previously served as Chief Investment Officer, Fixed Income of Janus Henderson, formerly Janus Capital Group, a position he held from January 2006 through March 2016. In that position, Mr. Smith was also a member of the Janus Executive Committee, sat on the Perkins Investment Management Board, and was a Portfolio Manager on Janus Fixed Income strategies. As Chief Investment Officer, Mr. Smith was responsible for Janus’ investment process within the firm’s fixed-income division and served as Portfolio Manager on most of Janus’ Fixed Income strategies and funds. He has been credited with building the firm’s fundamental fixed-income business. Mr. Smith joined Janus in 2001 after spending the first 10 years of his career at Morgan Stanley in Manhattan and San Francisco. He holds a Bachelor’s degree in Economics from the University of Colorado and is actively engaged with the University of Colorado at Boulder. Mr. Smith sits on The Leeds School of Business Alumni and Friends Board.

Eric Bernum, CFA®

Eric Bernum is a founding member of Smith Capital and serves as a Portfolio Manager on all Smith Capital strategies. Before joining, he served as Executive Director and Senior Portfolio Manager at J.P. Morgan Asset Management. In that position, Mr. Bernum was a part of the Portfolio Management team, managing assets across various fixed-income institutional portfolios and mutual funds. Before his time at J.P. Morgan Asset Management, Mr. Bernum was at Janus Henderson, formerly Janus Capital Group, in a multitude of roles across the trading, fundamental analysis, and portfolio management functions—culminating in Mr. Bernum’s role as the Co-Head of Fixed Income Trading and Assistant Portfolio Manager. In these roles, Mr. Bernum managed a global team of traders and contributed to portfolio management decisions across all major fixed-income strategies ranging from Intermediate/Core, High Yield, Credit only, Money Markets, Limited Duration, and Liability Driven/Long Duration strategies. Mr. Bernum was also active in asset raising, client servicing, as well as compliance/systems build out and function across the fixed-income platform. Mr. Bernum earned his Bachelor of Science degree in Finance from Colorado State University, where he earned the Distinguished Scholar Award, and attended the University of South Australia. He earned the Chartered Financial Analyst (CFA) designation and is a member of the CFA Society of Colorado. He has more than 20 years of financial industry experience.

Comparison of Certain Terms of the New Sub-Advisory Agreement and Current Sub-Advisory Agreements

Below is a brief comparison of certain material terms of the Current Sub-Advisory Agreements to the corresponding terms of the New Sub-Advisory Agreement. For each Fund, many of the terms of the New Sub-Advisory Agreement and the applicable Current Sub-Advisory Agreement are, in substance, similar. It should be noted, however, that in addition to the change in the sub-advisor, there are other differences. Although certain provisions of the New Sub-Advisory Agreement are briefly summarized below, you should refer to Exhibit A to this Joint Proxy Statement for the complete terms of the New Sub-Advisory Agreement.

For each Fund, certain noteworthy differences between the New Sub-Advisory Agreement and the Current Sub-Advisory Agreement include:

•	various wording changes reflected in the New Sub-Advisory Agreement, many of which are minor, including, among others, modifications attributable to the use of a single document that is designed to accommodate both Funds rather than two individual Fund-specific documents and modifications that have been made for consistency with recent sub-advisory agreements for other First Trust funds;
•	changes to the name of the Fund;
•	a new initial term and effective date;

•	changes to the expense and compensation provisions (although, in general terms, under both the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement, the sub-advisor shares both 50% of the Advisor’s annual unitary investment management fee and responsibility for 50% of the Fund’s expenses paid by the Advisor under such fee);
•	an additional provision in the New Sub-Advisory Agreement restricting the use or disclosure of confidential information;
•	an additional provision in the New Sub-Advisory Agreement regarding compliance with the terms and conditions of relief from the SEC relating to a “manager of managers” structure, to the extent applicable to the Fund (see Proposal 2); and
•	the omission in the New Sub-Advisory Agreement of a provision in the Current Sub-Advisory Agreement that permits the sub-advisor to retain additional sub-advisors.

Sub-Advisory Services. For each Fund, under the New Sub-Advisory Agreement and the Current Sub-Advisory Agreement, subject to the supervision of the Board and the Advisor, the sub-advisor agrees to act as sub-advisor for and, among other things, manage on a discretionary basis the investment and reinvestment of the assets of the Fund. Further, for each Fund, under the New Sub-Advisory Agreement and the Current Sub-Advisory Agreement, in general terms, the sub-advisor is required, among other things, to monitor the Fund’s investments and to comply with the provisions of the Trust’s Declaration of Trust and By-Laws and the investment objective(s), policies and restrictions stated in the Fund’s most recently effective prospectus and statement of additional information (and any changes to such investment objective(s), policies and restrictions as may be communicated to the sub-advisor in writing). In addition, for each Fund, the New Sub-Advisory Agreement (but not the Current Sub-Advisory Agreement) specifically requires the sub-advisor to promptly notify the Advisor and the Fund if the sub-advisor intends to engage in any derivative transactions on behalf of the Fund’s investment portfolio.

Brokerage and Trade Execution. For each Fund, the Current Sub-Advisory Agreement provides that the sub-advisor is authorized to select, in consultation with the Advisor, and enter into agreements with the brokers, dealers, futures commission merchants, banks or any other agent or counterparty that will execute the purchases and sales of portfolio investments for the Fund, and is directed to use its commercially reasonable efforts to obtain best execution. For each Fund, the New Sub-Advisory Agreement provides that notwithstanding that the Advisor may, at its discretion, select the brokers, dealers, futures commission merchants, banks and any other agents or counterparties that will execute purchases and sales of portfolio investments for the Fund, unless otherwise directed by the Advisor, the sub-advisor is also authorized to select, in consultation with the Advisor, such entities in conjunction with the purchases and sales of portfolio investments for the Fund, and is directed to use its commercially reasonable efforts to obtain best execution.

Proxy Voting. For each Fund, under both the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement, proxy voting responsibilities are generally delegated to the sub-advisor. More specifically, under the Current Sub-Advisory Agreement, the sub-advisor is responsible for voting in respect of securities held in the Fund’s portfolio and will exercise or not exercise a right to vote in accordance with the sub-advisor’s proxy voting policy. Similarly, under the New Sub-Advisory Agreement, unless otherwise directed by the Board or the Advisor, the sub-advisor is responsible for making decisions or taking other action with respect to proxies, tender offers or other corporate actions regarding securities or other assets of a Fund. Further, under the New Sub-Advisory Agreement, the sub-advisor is responsible for voting with respect to securities and other assets held in a Fund’s investment portfolio and will exercise or not exercise a right to vote in accordance with the sub-advisor’s proxy voting policy.

Potential Reliance on “Manager of Managers Relief.” For each Fund, the New Sub-Advisory Agreement (but not the Current Sub-Advisory Agreement) provides that to the extent the Fund is relying on an exemptive order, an amendment thereto, no-action assurances, or other relief, rule or regulation permitting, in general terms, the Fund to hire one or more sub-advisors or amend a sub-advisory agreement without shareholder approval (collectively, “Manager of Managers Relief”), the sub-advisor will (i) comply with any terms and conditions provided in the Manager of Managers Relief that are applicable to it and (ii) cooperate with the Fund and the Advisor in conjunction with their respective compliance with any terms and conditions provided in the Manager of Managers Relief that are applicable to either of them, so long as the sub-advisor has been promptly notified of such reliance and has been provided with a copy of the Manager of Managers Relief.

Payment of Expenses. For each Fund, as is the case under the Current Sub-Advisory Agreement, under the New Sub-Advisory Agreement, the sub-advisor will agree to pay all expenses incurred by it in connection with its activities under the Agreement, other than the cost of securities and other assets (including brokerage commissions, if any) purchased for the Fund. In addition, under the New Sub-Advisory Agreement, the sub-advisor will generally agree to bear any and all costs and expenses arising in connection with any actual, proposed, expected or possible assignment of the Agreement (even if a proposed, expected or possible assignment ultimately does not take place) (the “Assignment Expenses”). However, the sub-advisor will not be responsible for Assignment Expenses in the event of an assignment or proposed assignment by the Advisor.

Further, for each Fund, although the relevant provisions differ, under both the Current Sub-Advisory Agreement and New Sub-Advisory Agreement, the sub-advisor agrees, in general terms, to share responsibility for 50% of the “Fund Expenses” with the Advisor, as reflected in the determination of its compensation summarized below. For each Fund, under the terms of the applicable investment management agreement between the Trust and the Advisor (the “Management Agreement”), the Advisor receives an annual “unitary” management fee (the “Investment Management Fee”) calculated at a rate equal to a specified percentage of the Fund’s average daily net assets (the “Investment Management Fee Rate”). Further, under the Management Agreement, taking into account certain exclusions, the Advisor is generally responsible for the “Fund Expenses.” “Fund Expenses” are generally all of the expenses of a Fund (including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services and license fees, if any), subject to various exclusions, such as (i) the Investment Management Fee; (ii) interest, taxes, and brokerage commissions and other expenses connected with the execution of portfolio transactions (such as dividend and distribution expenses from securities sold short and/or other investment related costs); (iii) distribution and service fees payable pursuant to a Rule 12b-1 plan, if any; and (iv) extraordinary expenses.

Compensation to the Sub-Advisor. For each Fund, although the relevant provisions differ, under both the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement, in general terms, the compensation paid to the sub-advisor is based on 50% of the Advisor’s Investment Management Fee, adjusted to take into account the sub-advisor’s share of Fund Expenses.

 •Investment Management Fee. Prior to November 1, 2022, the Advisor was entitled to receive (1) from FIXD, an annual Investment Management Fee equal to 0.65% of the Fund’s average daily net assets; and (2) from UCON, an annual Investment Management Fee equal to 0.85% of the Fund’s average daily net assets. Currently, the annual Investment Management Fee payable by a Fund to the Advisor is reduced at certain levels of Fund net assets (“breakpoints”), if applicable, and calculated pursuant to the schedule below:

FIXD: Investment Management Fee Rate	UCON: Investment Management Fee Rate	Breakpoints
0.65000%	0.85000%	Fund net assets up to and including $2.5 billion
0.63375%	0.82875%	Fund net assets greater than $2.5 billion up to and including $5 billion
0.61750%	0.80750%	Fund net assets greater than $5 billion up to and including $7.5 billion
0.60125%	0.78625%	Fund net assets greater than $7.5 billion up to and including $10 billion
0.58500%	0.76500%	Fund net assets greater than $10 billion

 •Sub-Advisor’s Compensation Under the Current Sub-Advisory Agreement. For each Fund, under the Current Sub-Advisory Agreement, the Advisor pays the sub-advisor a sub-advisory fee (“Sub-Advisory Fee”) equal to 50% monthly in arrears of any remaining monthly Investment Management Fee paid to the Advisor by the Fund for the average daily net assets of the Fund allocated to the sub-advisor after the average Fund Expenses for the average daily net assets allocated to the sub-advisor accrued during the most recent twelve months (or shorter period during the first eleven months of the Agreement) are subtracted from the Investment Management Fee for that month. Accordingly, in general terms, taking into account the averages referred to above, the sub-advisor’s compensation depends on the amount of the Advisor’s Investment Management Fee that remains after the specified amount of Fund Expenses is subtracted. Further, under the Current Sub-Advisory Agreement, if the average accrued Fund Expenses for any rolling average twelve-month period are greater than the Investment Management Fee for the twelfth month of such period, no Sub-Advisory Fee will be due the sub-advisor for such month, subject to a “Minimum Fee” that is generally equal to, after every twelve-month period following the effectiveness of the Agreement, $100,000. Any deficit is not carried forward for purposes of calculating the Sub-Advisory Fee in any subsequent month.

 •Sub-Advisor’s Compensation Under the New Sub-Advisory Agreement. For each Fund, under the New Sub-Advisory Agreement, the Advisor agrees to pay the sub-advisor 50% of the Investment Management Fee (the “New Sub-Advisory Fee”). However, the New Sub-Advisory Fee payment is reduced by the amount of the “Sub-Advisor’s Expenses” (defined below) owed by the sub-advisor. For each Fund, under the New Sub-Advisory Agreement, the sub-advisor affirmatively agrees to pay 50% of the Fund Expenses (the portion of such expenses payable by the sub-advisor being referred to collectively as the “Sub-Advisor Share of Fund Expenses” and, together with the Assignment Expenses (described above), the “Sub-Advisor’s Expenses”). (For the avoidance of doubt, the Sub-Advisor’s Expenses do not include sub-advisory fees.) If the Sub-Advisor’s Expenses owed by the sub-advisor are greater than the New Sub-Advisory Fee for a given month, the amount of the Sub-Advisor’s Expenses that exceed the New Sub-Advisory Fee will be treated as a Sub-Advisor’s Expense in the following month and applied against the New Sub-Advisory Fee payable in such month and each subsequent month as necessary to pay the Sub-Advisor’s Expenses. For each Fund, in contrast to the Current Sub-Advisory Agreement, the New Sub-Advisory Agreement does not include a specified Minimum Fee.

 •Investment Management Fee and Sub-Advisor Compensation Paid for Each Fund’s Fiscal Year Ended August 31, 2024. Set forth in the table below are, for each Fund: (a) the Investment Management Fee paid to the Advisor for the fiscal year ended August 31, 2024; and (b) the Sub-Advisory Fee paid by the Advisor to TCW for the fiscal year ended August 31, 2024. In addition, for each Fund, if the compensation provisions included in the New Sub-Advisory Agreement had been included in the Current Sub-Advisory Agreement, the compensation paid by the Advisor to TCW for the fiscal year ended August 31, 2024 would have been approximately equal to the amount of the Sub-Advisory Fee set forth below.

Fund	Investment Management Fee paid to Advisor (for fiscal year ended August 31, 2024)	Sub-Advisory Fee paid by Advisor to TCW (for fiscal year ended August 31, 2024)
FIXD	$31,248,891	$13,396,878
UCON	$17,623,436	$8,030,523

Additional Sub-Advisors. For each Fund, under the applicable Current Sub-Advisory Agreement, subject to certain requirements, the sub-advisor could retain one or more additional sub-advisors at its own cost and expense for the purpose of furnishing sub-advisory services with respect to the Fund (the “Additional Sub-Advisor Provision”). The Additional Sub-Advisor Provision has not been included in the New Sub-Advisory Agreement. If shareholders of a Fund approve Proposal 2, the Fund will implement a “manager of managers” structure under which any additional sub-advisors would be retained by the Advisor; however, if shareholders approve Proposal 1, the Additional Sub-Advisor Provision will be omitted from the New Sub-Advisory Agreement whether or not shareholders also approve Proposal 2.

Services to Others. For each Fund, as is the case under the applicable Current Sub-Advisory Agreement, the New Sub-Advisory Agreement includes an acknowledgment that the sub-advisor acts, or may in the future act, as an investment advisor to other managed accounts and as an investment advisor or investment sub-advisor to one or more investment companies that are not series of the Trust. However, the Current Sub-Advisory Agreement for FIXD includes a provision under which the Advisor and TCW agreed that neither of them would advise or sub-advise any actively managed ETF organized after the effectiveness of such Agreement, the performance of which is benchmarked to the Bloomberg Barclays US Aggregate Bond Index (or a derivative or multiple thereof) for a period of 18 months following the effectiveness of the Agreement, subject to extension under certain circumstances. The New Sub-Advisory Agreement does not include a similar provision for either Fund.

Limitation of Liability. For each Fund, as is the case under the applicable Current Sub-Advisory Agreement, the New Sub-Advisory Agreement provides that the sub-advisor will not be liable for, and the Trust and the Advisor will not take any action against the sub-advisor to hold the sub-advisor liable for, any error of judgment or mistake of law or for any loss suffered by the Fund or the Advisor (including, without limitation, by reason of the purchase, sale or retention of any security or other asset) in connection with the performance of the sub-advisor’s duties under the Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the sub-advisor in the performance of its duties under such Agreement, or by reason of its reckless disregard of its obligations and duties under such Agreement.

Continuance. For each Fund, the Current Sub-Advisory Agreement provides that it will initially be in effect for a term of two years (unless sooner terminated in accordance with such Agreement) and provides that it may be continued thereafter for successive one-year periods if such continuance is specifically approved at least annually in the manner required by the 1940 Act and the rules and regulations thereunder (after taking into effect any exemptive order, no-action assurances, or other relief, rule or regulation upon which the Fund may rely). With respect to each Fund, if shareholders approve the New Sub-Advisory Agreement, the New Sub-Advisory Agreement will become effective on or about the date of such approval and will remain in effect for a term of two years (unless sooner terminated in accordance with such Agreement). Thereafter, similar to each Fund’s Current Sub-Advisory Agreement, the New Sub-Advisory Agreement provides that it may be continued for successive one-year periods if such continuance is specifically approved for the applicable Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder (after taking into effect any exemptive order, amendments thereto, no-action assurances, or other relief, rule or regulation upon which the Fund may rely).

Termination. As is the case under each Current Sub-Advisory Agreement, the New Sub-Advisory Agreement will provide for termination: (1) automatically in the event of its assignment (as defined in the 1940 Act and rules and regulations thereunder); (2) with respect to a Fund, at any time without the payment of any penalty by the Advisor or the sub-advisor upon 60 days’ written notice to the other parties; and (3) with respect to a Fund, by the applicable Fund by action of the Board or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act and rules and regulations thereunder) of such Fund upon 60 days’ written notice to the sub-advisor without the payment of any penalty. In addition, consistent with the corresponding provisions of the Current Sub-Advisory Agreements, the New Sub-Advisory Agreement will be terminable with respect to a Fund at any time without the payment of any penalty by the Advisor, the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act and rules and regulations thereunder) of the applicable Fund in the event that it is established by a court of competent jurisdiction that the sub-advisor or any of its officers or directors have taken any action that results in a breach of the material covenants of the sub-advisor set forth in the Agreement. Further, as a clarification, the New Sub-Advisory Agreement states that the meanings of the terms “assignment” and “vote of a majority of the outstanding voting securities” are subject to such exemptions as may be granted by the SEC under the 1940 Act.

Confidential Information. For each Fund, the New Sub-Advisory Agreement (but not the Current Sub-Advisory Agreement) includes a specific provision regarding the treatment of confidential information by the Advisor and the Fund (treated as one “party” for purposes of the provision) and the sub-advisor (the “Confidentiality Provision”). More specifically, the Advisor, the Funds and the sub-advisor agree not to use or disclose to any person, except as required in connection with the performance of the services contemplated by the New Sub-Advisory Agreement and in compliance with the terms of the New Sub-Advisory Agreement, any “Confidential Information” (meaning information of a proprietary or confidential nature relating to the Funds, the Advisor or the sub-advisor and their respective affiliates, subject to certain exclusions) of the other party for any reason or purpose whatsoever. Further, under the Confidentiality Provision, the Advisor, the Funds and the sub-advisor agree not to make use of any Confidential Information of the other party for the benefit of anyone except in fulfillment of their obligations under the New Sub-Advisory Agreement. In addition, for the avoidance of doubt, the Confidentiality Provision does not prohibit disclosures on a confidential basis to lawyers, accountants, bankers, securities brokers or other service providers to any of the parties to the Agreement related to the performances contemplated by the Agreement.

Applicable Law. For each Fund, both the applicable Current Sub-Advisory Agreement and New Sub-Advisory Agreement state that such Agreement shall be construed in accordance with applicable federal law and (except as to certain limitation of liability provisions, which shall be construed in accordance with the laws of the Commonwealth of Massachusetts) the laws of the State of Illinois. Further, the New Sub-Advisory Agreement provides that for the avoidance of doubt, where the effect of a requirement of the 1940 Act reflected in any provision of such Agreement is relaxed by a rule, regulation, no-action assurance, order (including any amendment thereto) or other relief of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation, no-action assurance, order (including any amendment thereto) or other relief.

Interim Sub-Advisory Agreements

As indicated above, with respect to each Fund, to avoid any interruption of investment sub-advisory services for the Fund prior to the receipt of shareholder approval of the New Sub-Advisory Agreement, the Board has approved an Interim Sub-Advisory Agreement with Smith Capital. Each Fund’s Interim Sub-Advisory Agreement will become effective following the Termination and, unless terminated earlier in accordance with its terms, will continue to be in effect for a period of 150 days following the Termination or until shareholders of such Fund approve the New Sub-Advisory Agreement, whichever is sooner. With respect to each Fund, under its Interim Sub-Advisory Agreement, the rate of compensation to be paid to Smith Capital will be no greater than the rate of compensation that would have been paid to TCW under the corresponding Current Sub-Advisory Agreement.

Board Considerations

The Board, including the Independent Trustees, unanimously approved the New Sub-Advisory Agreement at a meeting held on March 9-10, 2025. The Board determined for each Fund that approval of the New Sub-Advisory Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

The New Sub-Advisory Agreement was proposed to the Board in connection with the Advisor’s recommendation to appoint Smith Capital as the new investment sub-advisor to each Fund. For each Fund, the Board noted that the New Sub-Advisory Agreement will be submitted to shareholders of the Fund for their approval and that the Advisor and Smith Capital will bear the costs associated with soliciting shareholder approval of the New Sub-Advisory Agreement.

To reach its determination in approving the New Sub-Advisory Agreement for each Fund, the Board considered its duties under the 1940 Act, as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the New Sub-Advisory Agreement for each Fund, the Independent Trustees received a separate report from Smith Capital in advance of the Board meeting responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services to be provided by Smith Capital to each Fund (including the relevant personnel responsible for these services and their experience); the proposed sub-advisory fee rate for each Fund, including comparisons to fees charged to other clients of Smith Capital; the potential for Smith Capital to realize economies of scale, if any, in providing services to the Funds; financial data for Smith Capital; any indirect benefits to Smith Capital; and information on Smith Capital’s compliance program. The Independent Trustees and their counsel also met separately to discuss the information provided by Smith Capital. The Board applied its business judgment to determine whether the New Sub-Advisory Agreement is a reasonable business arrangement from each Fund’s perspective.

In evaluating whether to approve the New Sub-Advisory Agreement for each Fund, the Board considered the nature, extent and quality of the services to be provided by Smith Capital under the New Sub-Advisory Agreement. The Board reviewed the written materials provided by Smith Capital and considered the services that Smith Capital would provide to each Fund, including the day-to-day management of each Fund’s investments. In addition to the written materials provided by Smith Capital, at the December 8-9, 2024 and March 9-10, 2025 meetings, the Board also received presentations from representatives of Smith Capital, who discussed the services that Smith Capital will provide to the Funds, and the Trustees were able to ask questions about Smith Capital’s proposed management of each Fund’s investments. The Board noted the background and experience of Smith Capital’s portfolio management team and Smith Capital’s investment style, including proposed changes to certain of each Fund’s investment policies to conform with Smith Capital’s investment style. The Board considered performance information provided by Smith Capital for portfolios it has historically managed that are similar to the Funds. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services to be provided to each Fund by Smith Capital under the New Sub-Advisory Agreement are expected to be satisfactory.

The Board considered the proposed sub-advisory fee rate to be paid by the Advisor to Smith Capital from the Advisor’s unitary fee. In this regard, the Board noted that the sub-advisory fee rate for each Fund would be equal to 50% of the Advisor’s unitary fee rate less one-half of the Fund’s expenses and that the sub-advisory fee rate would be reduced consistent with the breakpoints in the Advisor’s unitary fee rate schedule. In light of the information considered and the nature, extent and quality of the services expected to be provided to each Fund under the New Sub-Advisory Agreement, the Board determined that, for each Fund, the proposed sub-advisory fee to be paid by the Advisor to Smith Capital from the unitary fee is fair and reasonable.

The Board considered whether there are any potential economies of scale to be achieved in connection with Smith Capital providing investment sub-advisory services to the Funds and whether the Funds may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for each Fund includes breakpoints pursuant to which the Advisor’s unitary fee rate would be reduced as assets of the Fund meet certain thresholds and that Smith Capital’s sub-advisory fee would be reduced consistent with the breakpoints in the unitary fee rate schedule. The Board also considered Smith Capital’s statement that as the Funds grow, transaction costs are spread over a larger volume of assets under management, resulting in savings to investors from economies of scale. The Board reviewed financial information provided by Smith Capital, but did not review any potential profitability of the New Sub-Advisory Agreement for each Fund to Smith Capital. The Board considered that Smith Capital would be paid by the Advisor from each Fund’s unitary fee and its understanding that the sub-advisory fee rate for each Fund was the product of an arm’s length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board also considered the potential indirect benefits that may be realized by Smith Capital from its relationship with the Funds, noting that Smith Capital did not identify any such indirect benefits and Smith Capital’s statement that it does not utilize soft dollars.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the New Sub-Advisory Agreement are fair and reasonable and that the approval of the New Sub-Advisory Agreement is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.

Shareholder Approval and Required Vote

To become effective with respect to a Fund, the New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” of a Fund is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund. For purposes of determining the approval of the New Sub-Advisory Agreement, abstentions will have the effect of a vote against Proposal 1. It is expected that broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients before the Meeting on how to vote their shares on Proposal 1. Under applicable rules of the New York Stock Exchange, broker-dealer firms are not permitted to vote on Proposal 1 with respect to shares for which no instructions have been received from customers.

Shareholders of each Fund will vote separately on Proposal 1. The approval of the New Sub-Advisory Agreement by shareholders of one Fund is not contingent upon shareholder approval of the New Sub-Advisory Agreement by shareholders of the other Fund. If the New Sub-Advisory Agreement is approved by shareholders of a Fund, it will be implemented by such Fund. If shareholders of a Fund do not approve the New Sub-Advisory Agreement for their Fund, the Board will take such action as it deems to be in the best interests of that Fund.

If you need any assistance or have any questions regarding Proposal 1 or how to vote your shares, please call the Funds’ proxy solicitor, EQ Fund Solutions, LLC, at (877) 297-1738 weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

The Board of Trustees recommends that shareholders of each Fund vote to approve the New Sub-Advisory Agreement.

Proposal 2: Approval of a “Manager of Managers” Structure

Background

The Board has approved, and recommends that shareholders approve, a “manager of managers” structure for their Fund (the “Manager of Managers Structure”). In general terms, the Manager of Managers Structure would permit the Advisor and the Trust, subject to approval by the Board, to enter into and materially amend sub-advisory agreements with affiliated and unaffiliated sub-advisors for a Fund without shareholder approval. As described below, the Manager of Managers Structure is intended to enable a Fund to operate with greater efficiency with respect to sub-advisory arrangements by avoiding the potential expense and delays associated with obtaining shareholder approval of new and materially amended sub-advisory agreements. In addition, under the Manager of Managers Structure, a Fund would be permitted to disclose, as applicable, certain information regarding investment advisory and sub-advisory fees on an aggregate, rather than an individual, basis in various disclosure documents (“aggregate fee disclosure”). It is important to note, however, that the Manager of Managers Structure would not affect the amount of investment advisory fees paid by a Fund.

Under Section 15 of the 1940 Act, an investment advisor generally cannot enter into or materially amend a sub-advisory agreement without obtaining shareholder approval. Section 15 also requires that an investment advisory contract (including a sub-advisory agreement) provide that it will terminate automatically upon its “assignment,” which, under the 1940 Act, generally includes a change in control of an investment advisor (including a sub-advisor). To comply with Section 15 of the 1940 Act, a fund generally must obtain shareholder approval of a sub-advisory agreement in order to employ one or more sub-advisors, replace an existing sub-advisor, materially change the terms of a sub-advisory agreement, or continue to retain an existing sub-advisor when that sub-advisor’s sub-advisory agreement terminates because of an “assignment” (even if the portfolio management team and the sub-advisory fee will not change). The shareholder approval process can be time-consuming and costly given the need to create and distribute proxy materials and solicit votes from shareholders; however, a fund may not necessarily be required to bear the relevant costs. (See “Additional Information – General Information—Solicitation of Proxies.”) Shareholders should understand, however, that if they approve the Manager of Managers Structure, they will generally be giving up their right to vote to approve any new and/or materially amended sub-advisory agreements for their Fund(s) in the future.

Relevant SEC Relief

On July 1, 2013, the SEC granted an exemptive order to the Advisor and certain funds advised by the Advisor (the “First Trust Order”) that, subject to various terms and conditions, permits the Advisor and series of the Trust and other open-end funds (including exchange-traded funds) advised by the Advisor to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisors with approval by the relevant Board of Trustees, but without obtaining shareholder approval. The First Trust Order also includes relief from certain disclosure requirements regarding fees. On May 29, 2019, the SEC granted an exemptive order permitting Carillon Series Trust and Carillon Tower Advisers, Inc. (collectively, “Carillon”) to enter into and materially amend sub-advisory agreements with, in addition to unaffiliated sub-advisors, any sub-advisor that is an “affiliated person” of the investment advisor or a fund for reasons other than serving as sub-advisor (an “Affiliated Sub-Advisor”) without shareholder approval and to utilize aggregate fee disclosure (the “Carillon Order”). On July 9, 2019, the staff of the SEC’s Division of Investment Management (the “Staff”) issued a no-action letter to BNY Mellon Family of Funds, et al. (the “BNYM No-Action Letter”) stating, in general terms, that the Staff would not recommend enforcement action if a fund and investment advisor with existing “manager of managers” relief (such as the First Trust Order) extend their reliance on that existing relief to cover Affiliated Sub-Advisors without seeking an amended exemptive order from the SEC. The Staff’s no-action position is conditioned upon compliance with the conditions set forth in the application for the Carillon Order. The BNYM No-Action Letter and the First Trust Order are referred to collectively as the “Relief.” If shareholders of a Fund approve Proposal 2, the Advisor and the Trust intend to rely on the Relief to implement the Manager of Managers Structure for the Fund.

Additional Information about the Manager of Managers Structure and the Relief

The Board believes that it is in the best interests of each Fund and its shareholders to allow the Advisor the flexibility to appoint and replace sub-advisors (including both Affiliated Sub-Advisors and unaffiliated sub-advisors) and to amend sub-advisory agreements, subject to Board approval, without the potential expense and delay of seeking shareholder approval. The process of seeking shareholder approval can be expensive and may cause delays in implementing changes that the Board and the Advisor have determined are necessary or desirable; however, as noted above, a fund may not necessarily be required to bear the relevant costs. If shareholders approve the Manager of Managers Structure for their Fund, shareholder approval would not be needed to take various actions relating to the Fund’s sub-advisory arrangements, including: (i) to select new or additional sub-advisors for the Fund; (ii) to enter into and/or materially amend sub-advisory agreements relating to the Fund; (iii) to replace a Fund sub-advisor; or (iv) to continue to retain an existing Fund sub-advisor when its sub-advisory agreement has been assigned because of a change of control. However, operation of a Fund under the proposed Manager of Managers Structure would not: (i) permit investment management fees paid by the Fund to the Advisor to be increased without shareholder approval; or (ii) diminish the Advisor’s responsibilities to the Fund. Under the structure, the Advisor would continue to oversee any sub-advisor in the investment and reinvestment of the Fund’s assets and would make recommendations to the Board about whether a sub-advisory agreement should be continued, modified or terminated.

Although shareholder approval of new sub-advisory agreements and material amendments to existing sub-advisory agreements would not be required under the proposed Manager of Managers Structure, the Board, including a majority of the Independent Trustees, would continue to oversee the sub-advisor selection process to help ensure that shareholders’ interests are protected whenever the Advisor would seek to select a sub-advisor or modify a sub-advisory agreement. Specifically, the Board, including a majority of the Independent Trustees, would still be required to evaluate and approve any sub-advisory agreements for a Fund as well as any modification to an existing sub-advisory agreement. Further, the Board, including a majority of the Independent Trustees, would continue to review and consider the continuance of each existing sub-advisory agreement at least annually after the expiration of the initial term.

The Relief is subject to several conditions imposed by the SEC, some of which relate to the Board’s responsibilities. For example, the Board will be required to evaluate material conflicts of interest that may be present in a sub-advisory arrangement. Whenever a sub-advisor change is proposed for a Fund or the Board considers an existing sub-advisory agreement as part of its annual review process, the Board, including a majority of the Independent Trustees, will be required to make a separate finding, reflected in the Board minutes, that the sub-advisor change or continuation, as applicable, is in the best interests of the Fund and its shareholders and, based on information provided to the Board, does not involve a conflict of interest from which the Advisor, a sub-advisor, any officer or trustee of the Trust, or any officer or board member of the Advisor derives an inappropriate advantage. Further, whenever a sub-advisor is hired or terminated, the Advisor will be required to provide the Board with information showing the expected impact on the profitability of the Advisor.

In addition, certain conditions to the Relief focus on disclosure to shareholders. If the Manager of Managers Structure is implemented, then, within 90 days after the hiring of any new sub-advisor, a Fund would be required to provide or make available to shareholders an information statement containing information about the sub-advisor and the applicable sub-advisory agreement, similar to that which would have been provided in a proxy statement in the absence of the Manager of Managers Structure (but shareholders would not be asked to vote on the matter). Further, a Fund would be required to disclose in its prospectus the existence, substance and effect of the Relief and that the Advisor has the ultimate responsibility, subject to oversight by the Board, to oversee the Fund’s sub-advisor(s) and recommend their hiring, termination and replacement.

Aggregate Fee Disclosure

As indicated above, if the Manager of Managers Structure is implemented for a Fund, the Fund would be permitted to use aggregate fee disclosure. This means that because the Relief includes relief from various requirements relating to a Fund’s disclosure documents (e.g., registration statements and proxy statements) that would otherwise apply, (i) advisory fees paid by the Fund to the Advisor and sub-advisory fees paid by the Advisor to “wholly-owned sub-advisors” (which would generally include, among others, sub-advisors that are wholly-owned subsidiaries of the Advisor) may be disclosed on an aggregate basis; and (ii) sub-advisory fees paid by the Advisor to certain affiliated sub-advisors and to unaffiliated sub-advisors may be disclosed on an aggregate basis.

Shareholder Approval and Required Vote

For the Manager of Managers Structure to be implemented for a Fund, Proposal 2 must be approved by a vote of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” of a Fund is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund. For purposes of determining the approval of the Manager of Managers Structure, abstentions will have the effect of a vote against Proposal 2. It is expected that broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients before the Meeting on how to vote their shares on Proposal 2. Under applicable rules of the New York Stock Exchange, broker-dealer firms are not permitted to vote on Proposal 2 with respect to shares for which no instructions have been received from customers.

Shareholders of each Fund will vote separately on Proposal 2. The approval of the Manager of Managers Structure by shareholders of one Fund is not contingent upon shareholder approval of the Manager of Managers Structure by shareholders of the other Fund. If the Manager of Managers Structure is approved by shareholders of a Fund, it will be implemented by such Fund.

If you need any assistance or have any questions regarding Proposal 2 or how to vote your shares, please call the Funds’ proxy solicitor, EQ Fund Solutions, LLC, at (877) 297-1738 weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

The Board of Trustees recommends that shareholders of each Fund vote to approve the Manager of Managers Structure.

Additional Information

General Information—Solicitation of Proxies

This Joint Proxy Statement is being furnished in connection with the solicitation of proxies by the Board. The solicitation of proxies will be largely by mail, but may include telephonic, electronic or oral communications by (i) officers of the Trust; (ii) the Advisor and additional service providers to the Trust; (iii) Smith Capital; and (iv) agents, representatives and affiliates of any of the foregoing. A proxy solicitation firm, EQ Fund Solutions, LLC, has also been engaged to provide proxy solicitation services (including, among other things, solicitation by telephone) for the Funds, as well as certain related services, at a total cost which is estimated to be approximately $255,000, although the actual cost will depend on the level of solicitation required. This cost, as well as the expenses of preparing, printing and mailing the enclosed proxy card(s), accompanying notice and this Joint Proxy Statement, will be borne by the Advisor and Smith Capital. The Advisor and Smith Capital will also reimburse brokerage firms and others for their expenses in forwarding proxy solicitation materials to the person(s) for whom they hold shares of the Funds. The Advisor and Smith Capital will bear the foregoing costs and expenses regardless of whether shareholder approval of one or both Proposals is obtained for either Fund.

The Meeting and Voting Rights

The Meeting is scheduled to be held on Monday, June 23, 2025 at 11:00 a.m. Central Time at the offices of First Trust Advisors, located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. You may vote in any one of four ways:

•	by mail, by sending the enclosed proxy card, signed and dated, in the enclosed postage-paid envelope;
•	by phone, by following the instructions set forth on your proxy card;
•	via the Internet, by following the instructions set forth on your proxy card; or
•	in person, by attending the Meeting. Please note that shareholders who intend to attend the Meeting will need to provide valid identification and, if they hold Fund shares through a bank, broker or other nominee, satisfactory proof of ownership of shares, such as a voting instruction form (or a copy thereof) or a letter from their bank, broker or other nominee or broker’s statement indicating ownership as of the Record Date, to be admitted to the Meeting. You may call toll-free (800) 621-1675 for information on how to obtain directions to be able to attend the Meeting and vote in person.

With respect to each Fund, each shareholder will be entitled to one vote for each full share of the Fund the shareholder owns and a proportionate fractional vote for any fraction of a share the shareholder owns. Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients may request voting instructions from such customers and clients. You are encouraged to contact your broker-dealer and record your voting instructions.

With respect to each Fund, any shareholder who wishes to inspect the list of shareholders of record entitled to notice of and to be present and to vote at the Meeting should contact the Trust’s Secretary, W. Scott Jardine, at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.

Use and Revocation of Proxies

Using the enclosed proxy card, a shareholder may authorize the named proxies to vote the shares represented thereby. For shareholders voting by mail, if the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon, or, if no instructions are marked thereon, will be voted at the discretion of the persons named on the proxy card. Accordingly, unless instructions to the contrary are marked thereon, with respect to each Fund, a properly executed and returned proxy will be voted FOR each Proposal, and at the discretion of the named proxies on any other matters that may properly come before the Meeting, as deemed appropriate. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise by (i) attending the Meeting and voting in person; (ii) timely submitting a revocation of a prior proxy to (a) the Trust’s Secretary, W. Scott Jardine, at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187 or (b) if shares are held in “street name,” to the applicable broker-dealer; or (iii) timely submitting a later-dated proxy.

Quorum Requirements, Adjournments and Postponements

Shareholders of each Fund will vote separately on the Proposals. Under the Trust’s By-Laws, the holders of shares representing thirty-three and a third percent (33-1/3%) of the voting power of the aggregate number of shares of the respective Fund entitled to vote at the Meeting will be necessary to constitute a quorum for the transaction of business by that Fund. Under the Trust’s By-Laws, in general, for purposes of establishing whether a quorum is present at a meeting of shareholders, all shares present in person or by properly submitted proxy and entitled to vote, including abstentions and broker non-votes, if any, are counted. Broker non-votes are shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter. Broker non-votes typically occur when both routine and non-routine proposals are being considered at a meeting. Because each Proposal is a “non-routine” matter for which a broker or nominee does not have discretionary voting power under applicable rules of the New York Stock Exchange, the Trust does not expect there to be any broker non-votes at the Meeting.

With respect to each Fund, the Meeting may, by action of the person presiding thereat, be adjourned without further notice with respect to one or more matters to be considered at the Meeting to a designated time and place, if a quorum is not present with respect to such matter. In addition, with respect to each Fund, the Meeting may, by motion of the person presiding thereat, be adjourned with respect to one or more matters to be considered at the Meeting, even if a quorum is present with respect to such matters, to a designated time and place, when such adjournment is approved by the vote of holders of shares of that Fund representing a majority of the voting power of the shares of the Fund present and entitled to vote with respect to the matter or matters adjourned, and voting on the adjournment, without further notice. In addition, with respect to each Fund, the Meeting may be postponed with notice to the shareholders entitled to vote at the Meeting.

Shares Outstanding

Only holders of record of shares at the close of business on April 9, 2025 (previously defined as the “Record Date”) are entitled to vote on the Proposals at the Meeting. Set forth in the table below is the number of shares of each Fund outstanding as of the Record Date.

FUND	SHARES OUTSTANDING AS OF RECORD DATE
FIXD	87,650,002
UCON	134,300,002

Share Ownership Over 5%

With respect to each Fund, the persons who, to the knowledge of the Trust, held more than 5% of the shares outstanding of the Fund as of the Record Date are listed in the chart below. A shareholder owning beneficially more than 25% of a Fund’s voting securities may be deemed to “control” (as defined in the 1940 Act) the Fund. The vote of any such person could have a more significant effect on matters presented at a shareholders’ meeting than votes of other shareholders. Information as to ownership is based on (1) securities position listing reports as of the Record Date; or (2) with respect to the information regarding the shares of a Fund held by certain unit investment trusts sponsored by First Trust Portfolios L.P. (“First Trust Portfolios”) and/or held in other registered investment companies, pooled investment vehicles and/or separately managed accounts for which First Trust Advisors serves as investment advisor and/or investment sub-advisor, information provided by First Trust Portfolios and/or First Trust Advisors. The Trust does not have any knowledge of the ultimate beneficial owners of either Fund’s shares outstanding.

NAME AND ADDRESS	SHARES Owned	% OF OUTSTANDING SHARES Owned
FIXD
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016	17,107,829 Shares	19.52%
Morgan Stanley Smith Barney LLC 1300 Thames Street, 6th Floor Baltimore, MD 21231	11,747,300 Shares	13.40%
LPL Financial LLC 1055 LPL Way Fort Mill, SC 29715	10,258,004 Shares	11.70%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	9,375,111 Shares	10.70%
Wells Fargo Clearing Services, LLC 2801 Market Street St. Louis, MO 63103	8,470,668 Shares	9.66%

NAME AND ADDRESS	SHARES Owned	% OF OUTSTANDING SHARES Owned
Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	7,143,853 Shares	8.15%
First Trust Portfolios. L.P.* First Trust Advisors L.P.* The Charger Corporation* 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	5,043,212 Shares*	5.75%*
The Bank of New York Mellon 525 William Penn Place, Suite 153-0400 Pittsburgh, PA 15259	4,963,363 Shares	5.66%
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	4,664,244 Shares	5.32%
UCON
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016	32,004,836 Shares	23.83%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	20,045,478 Shares	14.93%
LPL Financial LLC 1055 LPL Way Fort Mill, SC 29715	19,616,295 Shares	14.61%
UBS Financial Services Inc. 1000 Harbor Blvd Weehawken, NJ 07086	9,745,886 Shares	7.26%
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	7,925,620 Shares	5.90%
Morgan Stanley Smith Barney LLC 1300 Thames Street, 6th Floor Baltimore, MD 21231	7,921,621 Shares	5.90%
Wells Fargo Clearing Services, LLC 2801 Market Street St. Louis, MO 63103	7,468,946 Shares	5.56%

*First Trust Portfolios acts as the sponsor of certain unit investment trusts which hold shares of the Fund (“FT UITs”). As of the Record Date, the total number of shares of the Fund held by the FT UITs was 4,914,509. First Trust Advisors acts as portfolio supervisor of the FT UITs. The Charger Corporation is the general partner of both First Trust Portfolios and First Trust Advisors. Neither First Trust Portfolios, First Trust Advisors nor The Charger Corporation has the power to vote the shares of the Fund held by the FT UITs. Rather, ordinarily, the trustee of the FT UITs is required to take such action or omit from taking any action, as appropriate, so as to cause such shares to be voted as closely as possible in the same manner and the same general proportion as are the shares of the Fund held by owners other than the FT UITs. However, subject to the requirements of Rule 12d1-4 under the 1940 Act and subject to and as further explained in the Standard Terms and Conditions of Trust and related Trust Agreements of the FT UITs, First Trust Portfolios, on behalf of the FT UITs, may enter into agreements with certain funds, the shares of which are held by the FT UITs, which may permit the shares of such funds to be voted in the best interests of unit holders at the discretion of First Trust Portfolios. The difference between the aggregate number of shares owned by First Trust Portfolios, First Trust Advisors and The Charger Corporation set forth in the chart above (the “Aggregate Shares”) and the number of shares held by the FT UITs as of the Record Date represents shares of the Fund which, as of the Record Date, were either held in other registered investment companies, pooled investment vehicles and/or separately managed accounts for which First Trust Advisors serves as investment advisor and/or investment sub-advisor. Each of First Trust Portfolios, First Trust Advisors and The Charger Corporation disclaims beneficial ownership of the Aggregate Shares.

Share Ownership of Trustees and Executive Officers

The number of shares of each Fund beneficially owned as of December 31, 2024 by (a) the Trustees (including the Independent Trustees and the Trustee who is not an Independent Trustee (the “Interested Trustee”)) and (b) the Trustees and executive officers of the Trust as a group, is set forth below.

NAME	FIXD	UCON
Interested Trustee
James A. Bowen	0	0
Independent Trustees	0	0
Richard E. Erickson	0	0
Thomas R. Kadlec	0	0
Denise M. Keefe	0	0
Robert F. Keith	0	0
Niel B. Nielson	0	0
Bronwyn Wright	0	0
Trustees and Executive Officers as a Group	0	800

As of December 31, 2024, (a) the Trustees and (b) the Trustees and executive officers of the Trust as a group, beneficially owned less than 1% of the total shares outstanding of each Fund.

The Advisor

First Trust Advisors L.P. (previously defined as “First Trust Advisors” or the “Advisor”), 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, serves as each Fund’s investment advisor and, as such, oversees the sub-advisor in the investment and reinvestment of each Fund’s assets. The Advisor is also responsible for, among other things, providing certain clerical, bookkeeping and other administrative services to each Fund. The Advisor is an Illinois limited partnership with one limited partner, Grace Partners of DuPage L.P. (“Grace Partners”), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of the Advisor, the Chairman of the Board of the Trust and the sole Interested Trustee of the Trust. Mr. Bowen holds his interest in The Charger Corporation through a limited liability company of which he is the sole member. In light of his interest in and role with the Advisor, given that the Advisor is a party to the New Sub-Advisory Agreement and each Fund’s investment advisor, Mr. Bowen may be deemed to have an interest in each Proposal. Further, Mr. Bowen may be deemed to have an interest in the Potential Investment and in Proposal 1 in light of the Potential Investment. (See “Information About Smith Capital” in Proposal 1 above.)

Other Service Providers

First Trust Portfolios L.P. (previously defined as “First Trust Portfolios”), an affiliate of the Advisor, is the principal underwriter of each Fund’s shares with principal offices located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. The Bank of New York Mellon, each Fund’s custodian, administrator, fund accounting agent and transfer agent, is located at 240 Greenwich Street, New York, New York 10286.

Delivery of Certain Documents

Each Fund will furnish, without charge, a copy of its most recent annual report, audited financial statements for the applicable fiscal year and/or semi-annual report, as available, upon request. Such requests should be made by writing to the Advisor at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, or by calling toll-free (800) 621-1675.

Please note that only one annual or semi-annual report or proxy statement, as applicable, may be delivered to two or more shareholders of a Fund who share an address, unless the Trust has received instructions to the contrary. To request a separate copy of an annual or semi-annual report or proxy statement, as applicable, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Advisor at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

Submission of Shareholder Proposals

The Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust is not required to hold, and does not hold, annual meetings. However, special meetings of shareholders of the Trust or a Fund may be called as required by the 1940 Act, or as required or permitted by the Trust’s Declaration of Trust and By-Laws.

Because the Trust does not hold annual shareholders’ meetings, the anticipated date of either Fund’s next shareholders’ meeting (if any) cannot be provided. For any matter to be properly before any meeting of shareholders, the matter must be either specified in the notice of meeting given by or at the direction of a majority of the Trustees then in office or otherwise brought before the meeting by or at the direction of the chair or other presiding officer. With the exception of shareholder proposals submitted in accordance with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or any successor provisions, only matters proposed by the Trustees may be included in the proxy materials of the Trust or a Fund. The Trustees may from time to time in their discretion provide for procedures by which shareholders may, prior to any meeting at which Trustees are to be elected, submit the names of potential candidates for Trustee, to be considered by the Trustees, or any proper committee thereof. Shareholders who wish to present a proposal for inclusion in a future proxy statement for a subsequent shareholders’ meeting should send written proposals to the Trust’s Secretary, W. Scott Jardine, at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Proposals must be received by a reasonable time before the Trust or applicable Fund begins to print and send its proxy materials for the meeting. The timely submission of a proposal does not guarantee inclusion.

Other Matters to Come Before the Meeting

No business other than the Proposals described above is expected to come before the Meeting, but should any other matter permitted under the Trust’s By-Laws to be brought before the Meeting and requiring a vote of shareholders of one or both Funds arise, including any question as to an adjournment of the Meeting submitted to shareholders, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the applicable Fund(s).

April 23, 2025

It is important that your shares be represented at the Meeting. In order to avoid delay and to ensure that your shares are represented, please vote as promptly as possible. You may vote easily and quickly by mail, by telephone or over the Internet. If you need any assistance or have any questions regarding the Proposals or how to vote your shares, please call the Funds’ Proxy Solicitor, EQ Fund Solutions, LLC, at (877) 297-1738 weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

Exhibit A — Form of New Sub-Advisory Agreement

Investment Sub-Advisory Agreement

This Investment Sub-Advisory Agreement (this “Agreement”) is made as of ______________, 202_, by and among First Trust Exchange-Traded Fund VIII, a Massachusetts business trust (the “Trust”), First Trust Advisors L.P., an Illinois limited partnership (the “Manager”) and a registered investment adviser with the Securities and Exchange Commission (“SEC”), and Smith Capital Investors, LLC, a Colorado limited liability company and a registered investment adviser with the SEC (the “Sub-Adviser”).

Whereas, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

Whereas, the Trust offers shares in series as set forth on Schedule A attached hereto (each such series being herein referred to as a “Fund” and collectively as the “Funds”); and

Whereas, with respect to each Fund, the Trust has retained the Manager to serve as the investment adviser for such Fund pursuant to an Investment Management Agreement between the Manager and the Trust dated September 13, 2016 that became effective with respect to such Fund as of the applicable date set forth on Schedule A attached to such agreement (as such agreement has been and may be modified from time to time, the “Management Agreement”); and

Whereas, with respect to each Fund, pursuant to the Management Agreement, taking into account the related amendment dated November 1, 2022 (the “Management Agreement Amendment”), the Fund pays to the Manager, at the end of each calendar month, an investment management fee equal to the annual rate of the Fund’s average daily net assets as set forth in Revised Schedule A to the Management Agreement Amendment (the “Investment Management Fee”); and

Whereas, the Management Agreement provides that the Manager may, subject to certain requirements, appoint one or more sub-advisers at its own cost and expense for the purpose of furnishing certain services required under the Management Agreement with respect to each Fund; and

Whereas, the Trust and the Manager desire to retain the Sub-Adviser to furnish investment advisory services for each Fund’s investment portfolio upon the terms and conditions hereafter set forth, and the Sub-Adviser is willing to furnish such services to the Funds.

Now, Therefore, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

l.  Appointment. The Trust and the Manager hereby appoint the Sub-Adviser to serve as Sub-Adviser and to provide certain investment sub-advisory services to the respective Fund for the period and on the terms set forth in this Agreement and on Schedule A hereto. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the respective Fund for the compensation set forth in this Agreement and on Schedule A hereto. The Sub-Adviser shall, for all purposes herein provided, be deemed an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for nor represent the Trust, any Fund or the Manager in any way, nor otherwise be deemed an agent of the Trust, any Fund or the Manager.

2.  Services to Be Performed. Subject always to the supervision of the Trust’s Board of Trustees (the “Board of Trustees” or the “Board”) and the Manager, the Sub-Adviser will act as sub-adviser for, and manage on a discretionary basis the investment and reinvestment of the assets of the applicable Fund, furnish an investment program in respect of, make investment decisions for, and subject to and in accordance with Section 3 hereof, place all orders (either directly or through the Manager) for the purchase and sale of securities and other assets for the respective Fund’s investment portfolio, all on behalf of such Fund and as described in such Fund’s most current effective registration statement on Form N-1A, or any successor form thereto, and as the same may thereafter be amended from time to time. In the performance of its duties for a Fund, the Sub-Adviser will (a) satisfy any applicable fiduciary duties it may have to the Fund, (b) monitor the Fund’s investments or other instruments, (c) comply with the provisions of the Trust’s Declaration of Trust and By-laws, as amended from time to time and communicated by the Fund or the Manager to the Sub-Adviser, (d) comply with (i) the respective investment objective(s), policies and restrictions stated in the Fund’s most recently effective prospectus and statement of additional information, (ii) such other investment objectives, policies, restrictions or instructions as the Manager or the Board of Trustees may communicate to the Sub-Adviser in writing, and (iii) any changes to the objective(s), policies, restrictions or instructions required under the foregoing (i) and (ii) as communicated to the Sub-Adviser in writing and (e) assist in the valuation of portfolio assets held by the Fund as requested by the Manager or the Fund. The Sub-Adviser and the Manager will each make its officers and employees available to the other from time to time at reasonable times to review the investment objective(s), policies and restrictions of the Funds and to consult with each other regarding the investment affairs of the Funds. The Trust, the Funds or the Manager will provide the Sub-Adviser with current copies of the Trust’s Declaration of Trust, the Trust’s By-laws and amendments thereto.

Unless otherwise directed by the Board or the Manager, the Sub-Adviser shall be responsible for making decisions or taking other action with respect to proxies, tender offers or other corporate actions regarding securities or other assets of a Fund. The Sub-Adviser shall be responsible for voting with respect to securities and other assets held in a Fund’s investment portfolio and will exercise or not exercise a right to vote in accordance with the Sub-Adviser’s proxy voting policy, a copy of which has been provided to the Manager. The Sub-Adviser shall promptly notify the Manager and the Funds of any material change in the voting policy. Unless otherwise directed by the Board or the Manager, the Sub-Adviser is permitted to represent any holdings on behalf of a Fund at any ordinary or special meeting of shareholders and will have the right to exercise any voting rights or any other similar or connected rights.

3.  Brokerage and Trade Execution. (a) With respect to each Fund, notwithstanding that the Manager may, at its discretion, select the brokers, dealers, futures commission merchants, banks and any other agents or counterparties that will execute purchases and sales of portfolio investments for such Fund, unless otherwise directed by the Manager, the Sub-Adviser is also authorized to select, in consultation with the Manager, such entities in conjunction with the purchases and sales of portfolio investments for such Fund. With respect to such activities, the Sub-Adviser is directed to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of a Fund’s orders, taking into account all appropriate factors, including, among other things, price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. Subject to approval by the Board of Trustees and compliance with the policies and procedures adopted by the Board of Trustees for the respective Fund and to the extent permitted by and in conformance with applicable law (including, if applicable, Rule 17e-1 under the 1940 Act), the Sub-Adviser may select brokers or dealers affiliated with the Sub-Adviser. Subject to any applicable policies and procedures and to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, it is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or a Fund, or be in breach of any obligation owing to the Trust or a Fund under this Agreement, or otherwise, solely by reason of its having caused such Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for such Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the value of the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Adviser’s overall responsibilities with respect to its accounts, including such Fund, as to which it exercises investment discretion.

(b)  In addition, the Sub-Adviser may, to the extent permitted by applicable law, aggregate purchase and sale orders of securities or other instruments placed with respect to the assets of a Fund with similar orders being made simultaneously for other accounts managed by the Sub-Adviser or its affiliates, if in the Sub-Adviser’s reasonable judgment such aggregation shall result in an overall economic benefit to such Fund, taking into consideration the selling or purchase price, brokerage commissions and other expenses. In the event that a purchase or sale of an asset of a Fund occurs as part of any aggregate sale or purchase orders, the objective of the Sub-Adviser and any of its affiliates involved in such transaction shall be to allocate the asset so purchased or sold, as well as expenses incurred in the transaction, among such Fund and other accounts in a fair and equitable manner. Nevertheless, the Funds and the Manager acknowledge that under some circumstances, such allocation may adversely affect a Fund with respect to, among other things, the price or size of the asset obtainable or salable. Whenever a Fund and one or more other investment advisory clients of the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by the Sub-Adviser to be equitable to each, although such allocation may result in a delay in one or more client accounts being, or the inability of one or more accounts to be, fully invested that would not occur if such an allocation were not made. Moreover, it is possible that due to differing investment objectives or for other reasons, the Sub-Adviser and its affiliates may purchase securities, assets or other instruments of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities, assets or instruments for another client.

(c)  A Fund may adopt policies and procedures that modify or restrict the Sub-Adviser’s authority regarding the execution of such Fund’s portfolio transactions set forth herein, as communicated to the Sub-Adviser.

4.  Cross Trades. The Sub-Adviser will not arrange purchases or sales of securities or other assets between a Fund and other accounts advised by the Sub-Adviser or its affiliates unless (a) such purchases or sales are in accordance with applicable law (including, if applicable, Rule 17a-7 under the 1940 Act) and such Fund’s policies and procedures, (b) the Sub-Adviser determines the purchase or sale is in the best interests of such Fund and (c) the Board of Trustees has approved these types of transactions.

In no instance will a Fund’s portfolio assets be purchased from or sold to the Manager, the Sub-Adviser or any affiliated person of either the Trust, the Manager, or the Sub-Adviser, except as may be permitted under the 1940 Act, and under no circumstances will the Sub-Adviser select brokers or dealers for Fund transactions on the basis of Fund share sales by such brokers or dealers.

5.  Communications. For purposes of complying with Rule 10f-3, Rule 12d3-l, Rule 17a-10 and Rule 17e-1 under the 1940 Act, the Sub-Adviser hereby agrees that it will not consult with any other sub-adviser of an investment company or a series of an investment company that is advised by the Manager (the “First Trust Fund complex”) or an affiliated person of a sub-adviser (including any sub-adviser that is a principal underwriter or an affiliated person of such principal underwriter), concerning transactions for a Fund or any fund in the First Trust Fund complex in securities or other fund assets. The Trust, the Funds or the Manager will confirm whether a person is a sub-adviser of a fund in the First Trust Fund complex upon the reasonable request of the Sub-Adviser. In addition, with respect to a fund in the First Trust Fund complex with multiple sub-advisers, the Sub-Adviser shall be limited to providing investment advice with respect to only the discrete portion of the fund’s portfolio as may be determined from time to time by the Board of Trustees or the Manager, and shall not consult with a sub-adviser (including any sub-adviser that is a principal underwriter or an affiliated person of such principal underwriter) as to any other portion of the fund’s portfolio concerning transactions for the fund in securities or other assets.

The Sub-Adviser will communicate to the officers and Trustees of the Trust such information relating to transactions for the Funds as they may reasonably request.

6.  Standard of Care, Board Reporting and Other Services. The Sub-Adviser further agrees that, with respect to each Fund, it:

(a)  will use the same degree of skill and care in providing its services pursuant to this Agreement as it uses in providing services to other fiduciary accounts for which it has investment responsibilities;

(b) will (i) conform in all material respects to all applicable rules and regulations of the SEC, the Commodity Futures Trading Commission and any other applicable regulatory authority, (ii) comply in all material respects with all policies and procedures adopted by the Board of Trustees for the respective Fund and communicated to the Sub-Adviser in writing, (iii) conduct its activities under this Agreement in all material respects in accordance with any applicable law and regulations of any governmental authority pertaining to its investment advisory activities and commodity advisory activities and (iv) promptly notify the Manager and the respective Fund if the Sub-Adviser intends to engage in any derivative transactions on behalf of such Fund’s investment portfolio;

(c)  will report to the Manager and to the Board of Trustees on a quarterly basis and will make appropriate persons available for the purpose of reviewing with representatives of the Manager and the Board of Trustees on a regular basis at such times as the Manager or the Board of Trustees may reasonably request in writing regarding the management of the respective Fund, including, without limitation, review of the general investment strategies of the Fund, the performance of the Fund’s investment portfolio in relation to relevant standard industry indices and general conditions affecting the marketplace, and will provide various other reports from time to time as reasonably requested by the Manager or the Board of Trustees;

(d)  will prepare and maintain such books and records with respect to the respective Fund’s assets and other transactions for such Fund’s investment portfolio as required under applicable law, such Fund’s compliance policies and procedures or as otherwise requested by the Manager or the Board of Trustees and will prepare and furnish the Manager and the Board of Trustees such periodic and special reports as the Board of Trustees or the Manager may reasonably request. Such records shall be open to inspection at all reasonable times by the Manager, such Fund and any appropriate regulatory authorities. The Sub-Adviser further agrees that all records that it maintains for the respective Fund are the property of such Fund and the Sub-Adviser will surrender promptly to such Fund any such records upon the request of the Manager or such Fund (provided, however, that the Sub-Adviser shall be permitted to retain copies thereof); and shall be permitted to retain originals (with copies to the relevant Fund) to the extent required under Rule 204-2 under the Investment Advisers Act of 1940 or other applicable law;

(e)  will monitor the pricing of portfolio assets, and events relating to the issuers of those assets and the markets in which the securities or other assets trade in the ordinary course of managing the portfolio investments of the respective Fund, and will notify the Manager promptly of any issuer-specific or market events or other situations that occur (particularly those that may occur after the close of a foreign market in which the investments may primarily trade but before the time at which such Fund’s investments are priced on a given day) that may materially impact the pricing of one or more securities or other assets in such Fund’s investment portfolio. In addition, the Sub-Adviser will at the Manager’s request assist the Manager in evaluating the impact that such an event may have on the net asset value of the respective Fund and in determining a recommended fair value of the affected investment or investments; and

(f)  will, to the extent the respective Fund is relying on an exemptive order, an amendment thereto, no-action assurances, or other relief, rule or regulation permitting, in general terms, the Fund to hire one or more sub-advisers or amend a sub-advisory agreement without shareholder approval (collectively, “Manager of Managers Relief”), (i) comply with any terms and conditions provided in the Manager of Managers Relief that are applicable to it and (ii) cooperate with the Fund and the Manager in conjunction with their respective compliance with any terms and conditions provided in the Manager of Managers Relief that are applicable to either of them, so long as the Sub-Adviser has been promptly notified of such reliance and has been provided with a copy of the Manager of Managers Relief.

7.  Expenses. During the term of this Agreement, the Sub-Adviser will be responsible to pay the following:

(a)  The Sub-Adviser will pay one-half of all expenses of the respective Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any) but excluding (i) the fee payment under this Agreement, (ii) the Investment Management Fee, (iii) interest, taxes, and brokerage commissions and other expenses connected with the execution of portfolio transactions (such as dividend and distribution expenses from securities sold short and/or other investment related costs), (iv) distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and (v) extraordinary expenses (the portion of such expenses payable by the Sub-Adviser being referred to herein collectively as the “Sub-Adviser Share of Fund Expenses”) in the manner set forth in Section 8 below.

(b)  The Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement, other than the cost of securities and other assets (including brokerage commissions, if any) purchased for a Fund.

(c)  The Sub-Adviser agrees to bear any and all costs and expenses arising in connection with any actual, proposed, expected or possible assignment of this Agreement (even if a proposed, expected or possible assignment ultimately does not take place). For the avoidance of doubt, without limiting the immediately preceding sentence, if there is a termination (or possible or anticipated termination) of this Agreement as a result of an assignment (or possible or anticipated assignment), then the Sub-Adviser shall bear, without limitation, (i) the expenses and costs incurred in connection with preparing, printing, filing and mailing a notice, information statement and/or proxy statement, as applicable and (ii) if relevant, solicitation and other costs associated with the use of a proxy statement. The preceding two sentences, however, shall not apply in the event of an assignment or proposed assignment by the Manager, including any termination of this Agreement that results from an assignment of the Management Agreement or this Agreement, in each case, arising from a change in control of the Manager. The costs and expenses set forth in this paragraph together with the Sub-Adviser Share of Fund Expenses are collectively, the “Sub-Adviser’s Expenses.”

8.  Compensation. For the services provided and the expenses assumed pursuant to this Agreement for a Fund, the Manager will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a portfolio management fee (the “Sub-Advisory Fee”) for the respective Fund equal to the percentage set forth on Schedule A attached hereto of such Fund’s Investment Management Fee; provided, however, such Sub-Advisory Fee payment shall be reduced by the amount of Sub-Adviser’s Expenses owed by the Sub-Adviser under Section 7 hereof. The Sub-Advisory Fee net of the Sub-Adviser’s Expenses shall be payable in arrears on or about the first day of each month during the term of this Agreement. If the Sub-Adviser’s Expenses owed by the Sub-Adviser are greater than the Sub-Advisory Fee, the amount of Sub-Adviser’s Expenses that exceed the Sub-Advisory Fee shall be treated as a Sub-Adviser’s Expense in the following month and applied against the Sub-Advisory Fee payable in such month and each subsequent month as necessary to pay the Sub-Adviser’s Expenses. With respect to each Fund, for the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year for such Fund, respectively.

9.  Services to Others. The Trust and the Manager acknowledge that the Sub-Adviser now acts, or may in the future act, as an investment adviser to other managed accounts and as investment adviser or investment sub-adviser to one or more other investment companies that are not series of the Trust. In addition, the Trust and the Manager acknowledge that the persons employed by the Sub-Adviser to assist in the Sub-Adviser’s duties under this Agreement will not devote their full time to such efforts. It is also agreed that the Sub-Adviser may use any supplemental research obtained for the benefit of a Fund in providing investment advice to its other investment advisory accounts and for managing its own accounts.

10.  Limitation of Liability. The Sub-Adviser shall not be liable for, and the Trust and the Manager will not take any action against the Sub-Adviser to hold the Sub-Adviser liable for, any error of judgment or mistake of law or for any loss suffered by a Fund or the Manager (including, without limitation, by reason of the purchase, sale or retention of any security or other asset) in connection with the performance of the Sub-Adviser’s duties under this Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.

11.  Term; Termination. With respect to each Fund, this Agreement shall become effective on the date set forth on Schedule A attached hereto for such Fund, provided that it has been approved in the manner required by the 1940 Act (after taking into effect any exemptive order, amendments thereto, no-action assurances, or other relief, rule or regulation upon which such Fund may rely), and shall remain in full force until the two year anniversary of the date of its effectiveness unless sooner terminated as hereinafter provided. With respect to each Fund, this Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved for the respective Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder (after taking into effect any exemptive order, amendments thereto, no-action assurances, or other relief, rule or regulation upon which such Fund may rely); provided, however, that if the continuation of this Agreement is not approved for a Fund, the Sub-Adviser may continue to serve in such capacity for such Fund in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

This Agreement shall automatically terminate in the event of its assignment and may be terminated with respect to a Fund at any time without the payment of any penalty by the Manager or the Sub-Adviser upon sixty (60) days’ written notice to the other parties. This Agreement may also be terminated with respect to a Fund by such Fund by action of the Board of Trustees or by a vote of a majority of the outstanding voting securities of such Fund, in either case upon sixty (60) days’ written notice to the Sub-Adviser by such Fund without payment of any penalty.

This Agreement may be terminated at any time with respect to a Fund without the payment of any penalty by the Manager, the Board of Trustees or by vote of a majority of the outstanding voting securities of the applicable Fund in the event that it shall have been established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action that results in a breach of the material covenants of the Sub-Adviser set forth herein.

For clarity, termination of this Agreement with respect to one Fund will not automatically terminate this Agreement with respect to any other Fund. The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the SEC under the 1940 Act.

This Agreement shall automatically terminate with respect to a Fund in the event the Management Agreement between the Manager and the Trust on behalf of such Fund is terminated, assigned or not renewed. The Manager and the Trust shall make reasonable efforts to notify the Sub-Adviser of a termination of the Management Agreement.

Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 8 hereof or the obligation of the Sub-Adviser to pay the Sub-Adviser’s Expenses as described in Sections 7 and 8 hereof, earned or accrued prior to such termination and for any additional period during which the Sub-Adviser serves as such for the respective Fund, subject to applicable law.

12.  Compliance Certification. From time to time the Sub-Adviser shall provide such certifications with respect to Rule 38a-1 under the 1940 Act, as are reasonably requested by a Fund or the Manager. In addition, the Sub-Adviser will, from time to time, provide a written assessment of its compliance program in conformity with current industry standards that is reasonably acceptable to the respective Fund to enable such Fund to fulfill its obligations under Rule 38a-1 under the 1940 Act.

13.  Use of Name. The Trust, each Fund and the Manager acknowledge that, as between the Trust, each Fund and the Manager, on the one hand, and the Sub-Adviser, on the other hand, the Sub-Adviser owns and controls the term “Smith” and all marks related thereto. With respect to each Fund, the Sub-Adviser grants to the Trust, such Fund and the Manager a world-wide, non-exclusive, fully-paid and royalty free license to use the name “Smith” in the name of such Fund for the duration of this Agreement and any extensions or renewals thereof. With respect to each Fund, such license will, upon termination of this Agreement, be automatically and without further action by the Sub-Adviser terminated, in which event the Trust, such Fund and/or the Manager shall promptly take whatever action may be necessary (including calling a meeting of the Board of Trustees) to change its name and to discontinue any further use of the name “Smith” in the name of such Fund or otherwise. Nothing herein will prevent the Sub-Adviser from granting a license with respect to the name “Smith” to any other party in connection with any of its other activities.

14.  Notice. Any notice under this Agreement shall be sufficient in all respects if given in writing and delivered by (i) commercial courier providing proof of delivery; or (ii) electronic means, and addressed as follows or addressed to such other person or address as such party may designate for receipt of such notice.

If to the Manager or a Fund:	If to the Sub-Adviser:

First Trust Exchange-Traded Fund VIII,	Smith Capital Investors, LLC
on behalf of the Funds	1430 Blake Street
First Trust Advisors L.P.	Denver, Colorado 80202
120 E. Liberty Drive
Wheaton, Illinois 60187
Attention:	Attention:
Email:	Email:

The Manager and each Fund also hereby consent to the electronic delivery of the Sub-Adviser’s Form ADV, privacy policy and other periodic disclosures and notices to the email address listed above or through other electronic means as agreed to by the parties from time to time. The Sub-Adviser also consents to the electronic delivery of any materials provided by the Manager or a Fund in the course of the Sub-Adviser’s services to such Fund hereunder to the email address listed above or through other electronic means as agreed to by the parties from time to time.

15.  Additional Limitations on Liability. All parties hereto are expressly put on notice of the Trust’s Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitation of shareholder and Trustee liability contained therein and a copy of which has been provided to the Sub-Adviser prior to the date hereof. This Agreement is executed by the Trust on behalf of each Fund by the Trust’s officers in their capacity as officers and not individually and is not binding upon any of the Trustees, officers or shareholders of the Trust individually but the obligations imposed upon the Trust or a Fund by this Agreement are binding only upon the assets and property of the respective Fund, and persons dealing with the Trust or a Fund must look solely to the assets of such Fund for the enforcement of any claims.

16.  Confidential Information. From and after the date hereof, neither the Manager, the Funds (which, together with the Manager shall be considered as one party for purposes of this paragraph), nor the Sub-Adviser shall use or disclose to any person, except as required in connection with the performance of the services contemplated by this Agreement and in compliance with the terms of this Agreement, any Confidential Information (as defined below) of the other party, for any reason or purpose whatsoever, nor shall the Manager, the Funds or the Sub-Adviser make use of any Confidential Information of the other party for the benefit of anyone except in fulfillment of their obligations under this Agreement. For the avoidance of doubt, the undertakings set forth in this paragraph shall not prohibit disclosures on a confidential basis to lawyers, accountants, bankers, securities brokers or other service providers to any of the parties to this Agreement related to the performances contemplated by this Agreement.

For the purposes of this Agreement, “Confidential Information” means information of a proprietary or confidential nature relating to the Funds, the Manager or the Sub-Adviser and their respective affiliates. Confidential Information does not include (i) information in the public domain not as a result of a breach by the Manager or the Sub-Adviser of this Agreement, (ii) information lawfully received by the Manager or the Sub-Adviser from a third person who had the right to disclose such information on a non-confidential basis, (iii) information developed by the Manager’s or the Sub-Adviser’s own independent knowledge, skill and know-how without use of Confidential Information, or (iv) information required to be disclosed by law, regulation or order of a court of competent jurisdiction or other governmental authority, including, without limitation, the SEC or the federal securities laws and regulations, or if disclosure is required during a review, inspection, examination, proceeding or other regulatory inquiry of a party to this Agreement or its affiliates by the SEC or other governmental authority, regulatory agency or self-regulatory organization.

17.  Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

18.  Applicable Law. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 15 hereof, which shall be construed in accordance with the laws of the Commonwealth of Massachusetts) the laws of the State of Illinois. For the avoidance of doubt, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation, no-action assurance, order (including any amendment thereto) or other relief of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation, no-action assurance, order (including any amendment thereto) or other relief.

19.  Amendment. This Agreement may only be amended, or its provisions modified or waived, in a writing signed by the party against which such amendment, modification or waiver is sought to be enforced.

20.  Authority. Each party represents to the others that it is duly authorized and fully empowered to execute, deliver and perform this Agreement. The Trust represents that, with respect to each Fund, engagement of the Sub-Adviser has been duly authorized by the Trust and is in accordance with the Trust’s Declaration of Trust and other governing documents of the applicable Fund.

21.  Third Party Beneficiaries. None of the provisions of this Agreement shall be for the benefit of, or enforceable by, any person or entity that is not a party hereto.

22.  Forum Selection. Any action brought on or with respect to this Agreement or any other document executed in connection herewith or therewith by a party to this Agreement against another party to this Agreement shall be brought only in a court of competent jurisdiction in Chicago, Cook County, Illinois, or if venue does not lie in any such court only in a court of competent jurisdiction within the State of Illinois (the “Chosen Courts”). Each party to this Agreement (a) consents to jurisdiction in the Chosen Courts; (b) waives any objection to venue in any of the Chosen Courts; and (c) waives any objection that any of the Chosen Courts is an inconvenient forum. In any action commenced by a party hereto against another party to the Agreement, there shall be no right to a jury trial. THE RIGHT TO A TRIAL BY JURY IS EXPRESSLY WAIVED TO THE FULLEST EXTENT PERMITTED BY LAW.

23.  Severability. Each provision of this Agreement is intended to be severable from the others so that if any provision or term hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remaining provisions and terms hereof; provided, however, that the provisions governing payment of the Sub-Advisory Fee described in Section 8 and the obligation of the Sub-Adviser to pay the Sub-Adviser’s Expenses as described in Sections 7 and 8 are not severable.

24.  Entire Agreement; Counterparts. This Agreement constitutes the sole and entire agreement of the parties hereto with respect to the subject matter expressly set forth herein. This Agreement may be signed in any number of counterparts, each of which shall be an original with the same effect as if the signatures were upon the same instrument.

[Signature page follows]

In Witness Whereof, the Trust on behalf of the Funds, the Manager and the Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

First Trust Advisors L.P.	Smith Capital Investors, LLC
By	By
Title:	Title:

First Trust Exchange-Traded Fund VIII, on behalf

 of the series listed on Schedule A

By:

Title:

SCHEDULE A

(as of _________)

Funds	Ticker Symbol	Percentage of Investment Management Fee	Effective Date
First Trust Smith Opportunistic Fixed Income ETF	FIXD	50%
First Trust Smith Unconstrained Bond ETF	UCON	50%

FORM OF PROXY CARD -- UCON AND FIXD

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free 1-877-297-1738 Monday through Friday 9 a.m. to 10 p.m. Eastern time

PLEASE CAST YOUR PROXY VOTE *TODAY!*

FIRST TRUST EXCHANGE-TRADED FUND VIII
[NAME OF FUND]

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 23, 2025

PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned holder of shares of [NAME OF FUND] (the "Fund"), a series of First Trust Exchange-Traded Fund VIII (the "Trust"), a Massachusetts business trust, hereby appoints W. Scott Jardine, Kristi A. Maher, James M. Dykas, Derek D. Maltbie and Erin E. Klassman as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") scheduled to be held at the Wheaton, Illinois offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, IL 60187, on June 23, 2025, at 11:00 A.M. Central time, and any adjournments or postponements thereof.

The undersigned hereby acknowledges receipt of the Notice of Joint Special Meetings of Shareholders and Joint Proxy Statement, each dated April 23, 2025, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournments or postponements thereof (including, but not limited to, any questions as to adjournments of the Meeting). A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR each Proposal set forth on the reverse side of this proxy card.

This proxy is solicited by the Board of Trustees, and each Proposal for the Fund (set forth on the reverse side of this proxy card) has been approved by the Board of Trustees and recommended for approval by shareholders.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free 1-877-297-1738. **Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on June 23, 2025.** The proxy statement of the Fund is available at: https://vote.proxyonline.com/firsttrust/docs/etf.pdf

PROXY ID NUMBER BAR CODE CUSIP:

PROXY CARD

[NAME OF FUND]

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledge receipt of the Joint Proxy Statement. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

IF YOU VOTE ONLINE OR BY PHONE, YOU NEED NOT RETURN THIS PROXY CARD.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED <u>"FOR"</u> EACH PROPOSAL SET FORTH BELOW.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "<u>FOR</u>" EACH PROPOSAL SET FORTH BELOW.

THANK YOU FOR VOTING

PROXY ID NUMBER BAR CODE CUSIP: